Filed Pursuant to Rule 497
Investment Company Act File No 811-07168
Securities Act File No. 333-211909
THE WESTPORT FUNDS
253 Riverside Avenue
Westport, Connecticut 06880
(888) 593-7878
www.westportfunds.com

July 13, 2016

Dear Fellow Shareholder:

We are writing to let you know about an important shareholder vote coming up for each of The Westport Funds (the “Westport Trust”).  We have called a special meeting of shareholders of the Westport Fund and the Westport Select Cap Fund (each a “Westport Fund” and, together, the “Westport Funds”) to be held on September 19, 2016, in the offices of the Westport Trust at 253 Riverside Avenue, Westport, Connecticut 06880. The purpose of the meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which the Westport Fund and the Westport Select Cap Fund would be reorganized into the Hennessy Cornerstone Mid Cap 30 Fund. Hennessy Advisors, Inc. (“Hennessy Advisors”) is the investment advisor to the Hennessy Cornerstone Mid Cap 30 Fund. The enclosed package contains important information about the proposed reorganization.  For the reorganization to occur, shareholders like you must vote to approve it.

If the Westport Funds’ shareholders approve the reorganization, the assets of the Westport Fund and the Westport Select Cap Fund would be merged into the Hennessy Cornerstone Mid Cap 30 Fund, which has a substantially similar investment objective to the Westport Funds. While all of the investments of the Westport Funds are eligible investments for Hennessy Cornerstone Mid Cap 30 Fund, the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund do differ in investment strategies, as the Hennessy Cornerstone Mid Cap 30 Fund employs a focused, formula based-approach to its investments.   As of the closing of the proposed reorganization, shareholders of each class of each of the Westport Funds would receive Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund.

We believe that the Hennessy Cornerstone Mid Cap 30 Fund and the reorganization more generally have a number of desirable features for shareholders.  As noted above, the Hennessy Cornerstone Mid Cap 30 Fund is advised by Hennessy Advisors.  Founded in 1989, Hennessy Advisors, with assets under management of nearly $6.47 billion as of April 30, 2016, is focused on providing high quality investment management and shareholder services for the Hennessy Funds.  As more fully described in the attached proxy statement/prospectus, the Hennessy Cornerstone Mid Cap 30 Fund has had strong past performance.  In addition, shareholders of each class of each Westport Fund would benefit from a lower expense ratio as a result of the transaction.

In addition, we understand that the proposed reorganization is not expected to have any adverse federal or state tax consequences to the Westport Funds or their shareholders.

The Board of Trustees of the Westport Trust evaluated the proposed reorganization at a Board meeting held on May 25, 2016, and following careful analysis and consideration,

unanimously approved the Agreement and Plan of Reorganization providing for the proposed reorganization transaction and recommends that you vote “FOR” the Agreement and Plan of Reorganization as well.  Please read the enclosed proxy statement/prospectus and related materials carefully, and if you have any questions on the terms of the reorganization, please call the Westport Trust at 877-227-3611.

If you are a shareholder of record as of the close of business on June 28, 2016, you are entitled to vote at the special meeting and at any postponements or adjournments thereof. While we welcome you to join us at the special meeting, we expect that most shareholders will cast their votes by proxy. Whether or not you are planning to attend the special meeting, we ask that you vote your shares for the reorganization as soon as possible.   Voting is easy and can be done in the following ways:

•	Simply mark, sign and date the enclosed proxy card and return in the postage prepaid envelope;
•	Calling the toll-free telephone number listed on the proxy card;
•	Via the Internet at website shown on the proxy card; or
•	In person at the Special Meeting of Shareholders.
Thank you for your investment and confidence in the Westport Trust.

Sincerely,

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr., President
The Westport Funds

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganization described in the Proxy Statement/Prospectus or the securities to be issued pursuant to the reorganization under the Proxy Statement/Prospectus or determined if the Proxy Statement/Prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

________________________________
The enclosed Proxy Statement/Prospectus is dated July 13, 2016, and is first being mailed to shareholders on or about July 21, 2016.

2

THE WESTPORT FUNDS
253 Riverside Avenue
Westport, Connecticut 06880
(888) 593-7878
www.westportfunds.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 TO BE HELD SEPTEMBER 19, 2016

A special meeting of shareholders of the Westport Fund and the Westport Select Cap Fund, each a series (each a “Westport Fund” and, together, the “Westport Funds”) of The Westport Funds, a Delaware statutory trust (the “Westport Trust”), will be held on Monday, September 19, 2016, at 11:00 a.m. local time, in the offices of the Westport Trust at 253 Riverside Avenue, Westport, Connecticut 06880.  At the special meeting, you and the other shareholders of each Westport Fund will be asked to consider and vote upon:

1.	A proposal to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which:
a.
all of the assets of the Westport Fund will be transferred to the Hennessy Cornerstone Mid Cap 30 Fund, in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, which will be distributed pro rata by the Westport Fund to its Class R and Class I shareholders, with the Hennessy Cornerstone Mid Cap 30 Fund assuming the liabilities (other than the excluded liabilities) of the Westport Fund; and

b.
all of the assets of the Westport Select Cap Fund will be transferred to the Hennessy Cornerstone Mid Cap 30 Fund, in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, which will be distributed pro rata by the Westport Select Cap Fund to its Class R and Class I shareholders, with the Hennessy Cornerstone Mid Cap 30 Fund assuming the liabilities (other than the excluded liabilities) of the Westport Select Cap Fund.

2.
If necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Plan; and

3.	To transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.
Each of the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund have substantially similar investment objectives.  While all of the investments of the Westport Funds are eligible investments for the Hennessy Cornerstone Mid Cap 30 Fund, the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund do differ in investment strategies, as the Hennessy Cornerstone Mid Cap 30 Fund employs a focused, formula-based approach to its investments.

Only shareholders of record at the close of business on June 28, 2016, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any postponements or adjournments thereof.  This proxy is being solicited on behalf of the Westport Trust.

YOUR VOTE IS IMPORTANT.  PLEASE RETURN YOUR PROXY
CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE
 TELEPHONE OR INTERNET ADDRESS FOUND ON YOUR PROXY CARD.

Whether or not you plan to attend the meeting, we urge you to authorize proxies to cast your votes.  You can do this in one of the following three ways:  (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling the toll-free telephone number listed on your proxy card, or (3) via the Internet at the website shown on your proxy card.  Your prompt voting by proxy will help ensure a quorum at the special meeting.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of the Westport Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the special meeting.  A prior proxy can also be revoked by proxy voting again through the website or toll-free telephone number listed above.

THE WESTPORT FUNDS

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr., President
 The Westport Funds
July 13, 2016

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 19, 2016: The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

2

THE WESTPORT FUNDS
253 Riverside Avenue
Westport, Connecticut 06880
(888) 593-7878
www.westportfunds.com

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!
Dated:  July 13, 2016

Question 1:  What is this document and why did we send it to you?

Answer:  This document includes a notice of special meeting of shareholders, a combined Proxy Statement/Prospectus, and a form of proxy.  The Board of Trustees of The Westport Funds, a Delaware statutory trust (the “Westport Trust”), on behalf of the Westport Fund and the Westport Select Cap Fund, each a series of the Westport Trust (each a “Westport Fund” and, together, the “Westport Funds”), has approved an Agreement and Plan of Reorganization (the “Plan”) between Hennessy Funds Trust and the Westport Trust (the “Reorganization”) pursuant to which (i) all of the assets of the Westport Fund will be transferred to the Hennessy Cornerstone Mid Cap 30 Fund, in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, with the Hennessy Cornerstone Mid Cap 30 Fund assuming the liabilities (other than the excluded liabilities) of the Westport Fund and (ii) all of the assets of the Westport Select Cap Fund will be transferred to the Hennessy Cornerstone Mid Cap 30 Fund, in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, with the Hennessy Cornerstone Mid Cap 30 Fund assuming the liabilities (other than the excluded liabilities) of the Westport Select Cap Fund.  The Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund will be distributed pro rata to the Class R and Class I shareholders of each of the Westport Funds.

Each of the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund have substantially similar investment objectives.  While all of the investments of the Westport Funds are eligible investments for the Hennessy Cornerstone Mid Cap 30 Fund (meaning that all of the investments of the Westport Funds are equity securities that are subject to evaluation under the formula utilized by the Hennessy Cornerstone Mid Cap 30 Fund, and that the Hennessy Cornerstone Mid Cap 30 Fund provides in its prospectus that it may hold indefinitely the portfolio securities transferred to it from another fund pursuant to acquisition), the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund do differ in investment strategies, as the Hennessy Cornerstone Mid Cap 30 Fund employs a focused, formula-based approach to its investments, as described below, with a growth focus, while the Westport Funds do not utilize a formula and are value focused.  The Hennessy Cornerstone Mid Cap 30 Fund also invests in companies with smaller capitalizations than those in which the Westport Funds invest.

Shareholder approval of each of the Westport Funds is needed to proceed with the Reorganization and a special meeting of shareholders of each of the Westport Funds will be held on September 19, 2016, to consider whether to approve the Plan and implement the Reorganization.  The Westport Trust’s Board of Trustees is sending this document to you for your use in deciding whether to approve the Plan at the special meeting.

1

Question 2: What is the reason for the Reorganization?

Answer:  Westport Advisers, LLC (“Westport Advisers”), the investment advisor to the Westport Trust, recently completed a strategic review of the management and operations of the Westport Funds and determined that it would be advisable to pursue the reorganization of the Westport Funds with another fund group.  Following this strategic review process, Westport Advisers identified Hennessy Advisors, Inc. (“Hennessy Advisors”) as an asset management firm that they believe can successfully manage the investments of the current shareholders of the Westport Funds following the completion of the proposed reorganization of the Westport Funds into the Hennessy Cornerstone Mid Cap 30 Fund.  Westport Advisers believes Hennessy Advisors is focused on providing high-quality investment management services and customer service to the Hennessy Cornerstone Mid Cap 30 Fund and its shareholders and the Hennessy Cornerstone Mid Cap 30 Fund is well suited to acquire the assets of the Westport Funds.

Westport Advisers therefore made a recommendation to the Westport Trust’s Board of Trustees to approve the reorganization of the Westport Funds with and into the Hennessy Cornerstone Mid Cap 30 Fund, and, following careful analysis and consideration,  the Westport Trust’s Board of Trustees approved the Plan providing for the proposed reorganization transaction after concluding that the implementation of the reorganization is advisable and in the best interests of the Westport Funds’ shareholders.  The Westport Trust’s Board of Trustees recommends that you vote “FOR” the Plan.

Question 3: How will the Westport Funds and their shareholders be affected by the Reorganization?

Answer:  As a result of the Reorganization, the Westport Funds will become part of the Hennessy Cornerstone Mid Cap 30 Fund with Hennessy Advisors as the investment advisor.  Following is information regarding the fees and expenses of the Hennessy Cornerstone Mid Cap 30 Fund as compared to the Westport Funds for the fiscal year ended December 31, 2015:

	Westport Fund (Class R)	Westport Fund (Class I)	Westport Select Cap Fund (Class R)	Westport Select Cap Fund (Class I)	Hennessy Cornerstone Mid Cap 30 Fund Pro Forma (Institutional)
Advisory Fee	0.90%	0.90%	1.00%	1.00%	0.74%

Annual Expense Ratio	1.23%	1.07%	1.43%	1.17%	0.97%

Savings in Annual Expense Ratio as compared to Hennessey Cornerstone Mid Cap 30 Fund Pro Forma (Institutional)	0.26%	0.10%	0.46%	0.20%	N/A

The Westport Funds will be supervised by Hennessy Funds Trust’s Board of Trustees and will be serviced by the Hennessy Cornerstone Mid Cap 30 Fund service providers.
2

The proposed Reorganization is not expected to have any adverse federal or state tax consequences to the Westport Funds or their shareholders.

Question 4:  How will the Reorganization work?

Answer:  Pursuant to the Plan, the Westport Funds will transfer all of their assets to the Hennessy Cornerstone Mid Cap 30 Fund in return for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund.  Each of the Westport Funds will distribute Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund pro rata to their Class R and Class I shareholders.  This will result in the following:

•	Class R shareholders of the Westport Fund will become Institutional Class shareholders of the Hennessy Cornerstone Mid Cap 30 Fund;
•	Class R shareholders of the Westport Select Cap Fund will become Institutional Class shareholders of the Hennessy Cornerstone Mid Cap 30 Fund;
•	Class I shareholders of the Westport Fund will become Institutional Class shareholders of the Hennessy Cornerstone Mid Cap 30 Fund; and
•	Class I shareholders of the Westport Select Cap Fund will become Institutional Class shareholders of the Hennessy Cornerstone Mid Cap 30 Fund.
In each case, the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund received by a former Class R or Class I shareholder of the Westport Funds will have the same aggregate net asset value as the shares of the Westport Funds they held prior to the Reorganization.  The investment minimums of the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund will not apply to Class R shareholders of the Westport Funds who receive Hennessy Cornerstone Mid Cap 30 Fund Institutional Class shares in the Reorganization, nor will the minimums that trigger conversion or mandatory redemption of the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund apply to Class R shareholders of the Westport Funds.

If the Plan and Reorganization are carried out as proposed, we do not expect that the transaction will have any adverse federal or state tax consequences to the Westport Funds or their shareholders.  The Westport Funds have significant unrealized capital gain/loss (also called a “paper profit or loss”), which is an increase (or decrease) in the value of a security that isn’t “real” because the security hasn’t been sold.  When a portfolio manager sells a security, however, the capital gains/losses become “realized” by the fund, and any realized gains (net of any losses) are taxable during the tax year in which the security was sold.  If the Hennessy Cornerstone Mid Cap 30 Fund were to sell all the investments that it receives from the Westport Funds in a significant amount after the Reorganization, the Hennessy Cornerstone Mid Cap 30 Fund could generate capital gains for its shareholders if such gains exceeded any net unrealized depreciation of the Hennessy Cornerstone Mid Cap 30 Fund.  Such capital gains distributions would be taxable to Hennessy Cornerstone Mid Cap 30 Fund shareholders.  Please refer to the enclosed Proxy Statement/Prospectus for a detailed explanation of the Reorganization.

3

Question 5:  What will happen if the Plan is not approved?

Answer:  If the Plan is not approved by either the Westport Fund’s shareholders or the Westport Select Cap Fund’s shareholders, then the Westport Funds will continue to operate and the Westport Trust’s Board of Trustees may take any further action it deems to be in the best interest of the Westport Funds and their shareholders, including terminating the Westport Funds.

The approval of the Plan by both the Westport Fund’s shareholders and the Westport Select Cap Fund’s shareholders is required for the consummation of the Reorganization.  If neither or only one Westport Fund approves the Plan, the Westport Trust may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan.  If sufficient votes are not obtained to approve the Plan by both of the Westport Funds, the Reorganization will not be consummated.

Question 6:  Why do I need to vote?

Answer:  Your vote is needed to ensure that the Reorganization proposal can be acted upon.  Even if you are a small investor, your vote makes a difference.  If numerous shareholders just like you fail to vote, the Westport Funds may not receive enough votes to go forward with the special meeting.  Your immediate response will help prevent the need for any further solicitations for a shareholder vote.  You may authorize proxies to cast your vote (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling the toll-free telephone number listed on your proxy card; or (3) via the Internet at the website shown on your proxy card.  We encourage all shareholders to participate.

Question 7:  How does the Board of Trustees recommend that I vote?

Answer:  After careful consideration, the Westport Trust’s Board of Trustees recommends that you vote “FOR” the Plan.  If necessary, we may ask the shareholders of the Westport Funds to vote on the proposal to adjourn the special meeting to solicit additional proxies if a quorum does not exist or a quorum exists but there are insufficient votes at the time of the adjournment to approve the Reorganization for one or both of the Westport Funds.  The Westport Trust’s Board of Trustees recommends that you vote “FOR” adjournment.

Question 8:  Who is paying for expenses related to the Reorganization?

Answer:  Westport Advisers and Hennessy Advisors will pay all of the expenses related to the Reorganization other than expenses related to any portfolio realignment, although no portfolio realignment is anticipated solely as a result of the Reorganization.  The expenses of the Reorganization include, but are not limited to, expenses associated with the preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and other expenses of holding the special meeting.  The total expenses of the Reorganization are estimated to be approximately $297,000.

4

Question 9:  How do I vote?

Answer:  Whether or not you plan to attend the meeting, we urge you to authorize proxies to cast your votes.  You can do this in one of the following three ways:  (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling the toll-free telephone number listed on your proxy card; or (3) via the Internet at the website shown on your proxy card.  You may also vote in person at the special meeting.  Your prompt voting by proxy will help ensure a quorum at the special meeting.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of the Westport Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the special meeting.  A prior proxy can also be revoked by proxy voting again through the website or toll-free telephone number listed on your proxy card.  If you have any questions regarding the proposed Reorganization, please do not hesitate to call 1-888-991-1289.

Question 10:  Who do I call if I have questions?

Answer:  We will be happy to answer your questions about the proxy solicitation.  Please call 1-888-991-1289 during normal business hours between 8:00 a.m. and 5:00 p.m. Eastern time.

5

THE WESTPORT FUNDS
253 Riverside Avenue
Westport, Connecticut 06880
(888) 593-7878
www.westportfunds.com

HENNESSY FUNDS TRUST
7250 Redwood Boulevard, Suite 200
Novato, California 94945
(800) 966-4354
www.hennessyfunds.com
______________________________________________________________________________

PROXY STATEMENT AND PROSPECTUS DATED JULY 13, 2016
______________________________________________________________________________

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by The Westport Funds, a Delaware statutory trust (the “Westport Trust”), on behalf of the Westport Fund and the Westport Select Cap Fund, each a series of the Westport Trust (each a “Westport Fund” and, together, the “Westport Funds”), for use at a special meeting of shareholders of the Westport Funds to be held in the offices of the Westport Trust at 253 Riverside Avenue, Westport, Connecticut 06880, on Monday, September 19, 2016, at 11:00 a.m. local time.  At the special meeting, shareholders of the Westport Funds will meet for the following purposes:

•
To vote on a proposal to approve the reorganization of the Westport Funds into the Hennessy Cornerstone Mid Cap 30 Fund (the “Reorganization”), pursuant to the Agreement and Plan of Reorganization (the “Plan”).  A copy of the Plan is attached hereto as Exhibit A.  Pursuant to the Plan:

•
all of the assets of the Westport Fund will be transferred to the Hennessy Cornerstone Mid Cap 30 Fund, in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, which will be distributed pro rata by the Westport Fund to its Class R and Class I shareholders, with the Hennessy Cornerstone Mid Cap 30 Fund assuming the liabilities (other than the excluded liabilities) of the Westport Fund; and

•
all of the assets of the Westport Select Cap Fund will be transferred to the Hennessy Cornerstone Mid Cap 30 Fund, in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, which will be distributed pro rata by the Westport Select Cap Fund to its Class R and Class I shareholders, with the Hennessy Cornerstone Mid Cap 30 Fund assuming the liabilities (other than the excluded liabilities) of the Westport Select Cap Fund.

1

•
If necessary, to approve adjourning the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Plan; and

•	To transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.
Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Westport Trust at 253 Riverside Avenue, Westport, Connecticut 06880, Attention: Secretary, or in person at the time of the special meeting.  A prior proxy can also be revoked by proxy voting again through the website or toll-free telephone number listed in the enclosed voting instructions.

Each Westport Fund is a series of the Westport Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Hennessy Cornerstone Mid Cap 30 Fund is a series of Hennessy Funds Trust, an open-end management investment company registered with the SEC under the Investment Company Act.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus, which means that they are legally considered to be a part of this Proxy Statement/Prospectus:

•	Prospectus of the Westport Funds, dated May 1, 2016, as supplemented to date.
•	Annual Report to Shareholders for the Westport Funds for the fiscal year ended December 31, 2015, containing audited financial statements.
•	Prospectus of the Hennessy Cornerstone Mid Cap 30 Fund, dated February 29, 2016, as supplemented to date.
•	Annual Report to Shareholders for the Hennessy Cornerstone Mid Cap 30 Fund for the fiscal year ended October 31, 2015, containing audited financial statements.
•	Semi-Annual Report to Shareholders for the Hennessy Cornerstone Mid Cap 30 Fund for the six months ended April 30, 2016.
Copies of the Westport Funds’ documents are available upon request and without charge by writing to the Westport Trust at 253 Riverside Avenue, Westport, Connecticut 06880, by calling 1-888-593-7878, or over the Internet at www.westportfunds.com.  Copies of the documents for the Hennessy Cornerstone Mid Cap 30 Fund are available upon request and without charge by writing to Hennessy Funds Trust, 7250 Redwood Blvd., Suite 200, Novato CA 94945, by calling 1-800-966-4354 or 1-415-899-1555, or over the Internet at hennesyfunds.com.

2

The Annual Report to Shareholders for the Westport Funds for the fiscal year ended December 31, 2015, containing audited financial statements, have been previously mailed to shareholders of the Westport Funds.  Copies are available by writing or calling the Westport Trust at the address or telephone number listed above or over the Internet at www.westportfunds.com.

Copies of the Annual Report to Shareholders for the Hennessy Cornerstone Mid Cap 30 Fund for the fiscal year ended October 31, 2015, containing audited financial statements, and the Semi-Annual Report to Shareholders for the Hennessy Cornerstone Mid Cap 30 Fund for the six months ended April 30, 2016, are available by writing or calling Hennessy Funds Trust at the address or telephone number listed above or over the Internet at hennessyfunds.com.

This Proxy Statement/Prospectus sets forth concisely the information about the Hennessy Cornerstone Mid Cap 30 Fund that you should know before considering the Plan and resulting Reorganization and it should be retained for future reference.  Additional information contained in a statement of additional information relating to this Proxy Statement/Prospectus (the “SAI”), as required by the SEC, is on file with the SEC.  The SAI is available without charge, upon request by calling the toll free number set forth above for the Westport Trust, by writing or calling the Westport Trust at the address or telephone number listed above or over the Internet at www.westportfunds.com.  The SAI, dated July 13, 2016, is incorporated by reference into this Proxy Statement/Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganization described in this Proxy Statement/Prospectus or the securities to be issued pursuant to the reorganization under this Proxy Statement/Prospectus or determined if this Proxy Statement/Prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

3

PROXY STATEMENT / PROSPECTUS TABLE OF CONTENTS
Page

I.	SYNOPSIS			1
	A.	Overview		1
	B.	Reasons for the Reorganization and Board Deliberations		1
	C.	The Proposed Plan and Resulting Reorganization		3
	D.	Comparison of the Funds and the Hennessy Cornerstone Mid Cap 30 Fund		4
		1.	Investment Objectives and Principal Investment Policies	4
		2.	Investment Advisory Services	6
		3.	Distribution Services	6
		4.	Purchase and Redemption Procedures	6
		5.	Exchange Procedures	7
	E.	Other Significant Considerations and Consequences of the Proposed Reorganization		8
	F.	Federal Tax Consequences of the Proposed Reorganization		9

II.	PRINCIPAL RISK FACTORS			9

III.	COMPARISON FEE TABLES AND EXAMPLES			11
	A.	Fee Tables		11
	B.	Example		13

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION			14
	A.	Summary of the Proposed Reorganization		15
	B.	Terms of the Plan		16
	C.	Description of the Hennessy Cornerstone Mid Cap 30 Fund Shares		18
	D.	Reasons for the Reorganization Considered by the Board		18
	E.	Federal Income Tax Consequences		18
	F.	Comparison of Shareholder Rights		20
	G.	Capitalization		22

V.	INFORMATION ABOUT THE FUNDS AND THE HENNESSY CORNERSTONE MID CAP 30 FUND			22
	A.	Investment Objective and Investment Strategies		22
	B.	Fees and Expenses		23
	C.	Performance and Portfolio Turnover		23
	D.	Investment Advisor and Portfolio Managers		25
	E.	Payments to Broker-Dealers and Other Financial Intermediaries		26
	F.	Net Asset Value		27
	G.	Shares		28
	H.	Taxes, Dividends and Distributions		37
	I.	Financial Highlights		39
	J.	Distribution Arrangements		39

VI.	VOTING INFORMATION			40
	A.	Method and Cost of Solicitation		41

i

	B.	Right of Revocation	41
	C.	Voting Securities and Principal Holders	42

VII.	ADDITIONAL INFORMATION		44

VIII.	MISCELLANEOUS INFORMATION		44
	A.	Other Business	44
	B.	Next Meeting of Shareholders	44
	C.	Legal Matters	45
	D.	Experts	45

Exhibit A			A-1

Exhibit B			B-1

ii

I.	SYNOPSIS
A.	Overview
The following synopsis is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, including documents incorporated by reference, as well as in the Plan.  This Proxy Statement/Prospectus is qualified by reference to the more complete information contained herein as well as in the Prospectus of the Westport Funds, dated May 1, 2016, as supplemented to date, which includes information about the Westport Funds, and in the Plan attached hereto as Exhibit A.  Shareholders should read the entire Proxy Statement/Prospectus carefully.

B.	Reasons for the Reorganization and Board Deliberations
The proposed Reorganization was presented to the Westport Trust’s Board of Trustees (the “Board”) for consideration at a meeting held on May 25, 2016.  At this meeting, representatives of Westport Advisers, LLC (“Westport Advisers”), Hennessy Advisors, Inc. (“Hennessy Advisors”) and the Hennessy Cornerstone Mid Cap 30 Fund provided, and the Board reviewed, detailed information about the proposed Reorganization in response to the Board’s request for information regarding Hennessy Advisors, the Hennessy Cornerstone Mid Cap 30 Fund and the Reorganization.  For the reasons discussed below, the Board, including all of the trustees who are not “interested persons” (as defined in the Investment Company Act) (the “Independent Trustees”) of the Westport Trust, determined that the Reorganization is in the best interests of the Westport Funds and their shareholders and unanimously voted to approve the Reorganization and to present it to shareholders for approval.

At the meeting held on May 25, 2016, Westport Advisers informed the Board that it had recently completed a strategic review of the management and operations of the Westport Funds and concluded that it would be advisable to discontinue its management of the publicly listed funds and, in light of Westport Advisers’ succession planning considerations, pursue the reorganization of the Westport Funds with another fund group.  Westport Advisers also informed the Board that, following this strategic review process, it had reviewed possible reorganization and acquisition candidates, had identified Hennessy Advisors, and had recommended the reorganization of the Westport Funds into the Hennessy Cornerstone Mid Cap 30 Fund.

The Board also met with representatives of Hennessy Advisors and reviewed information regarding Hennessy Advisors and the Hennessy Cornerstone Mid Cap 30 Fund that had been requested by the Board and considered additional information regarding the proposed reorganization.  The Independent Trustees also discussed the proposed Reorganization without the participation of representatives of Westport Advisers or Hennessy Advisors.  After reviewing and considering a number of factors relating to Hennessy Advisors and the Hennessy Cornerstone Mid Cap 30 Fund,  the Board determined that the Reorganization is in the best interests of the shareholders of each of the Westport Funds.

The action of the Board to recommend the proposed Reorganization included consideration of a number of factors in connection with this decision.  Among the factors considered by the Board were: (1) the nature, extent and quality of the services proposed to be provided by Hennessy Advisors, including the long-term performance of the Hennessy Cornerstone Mid Cap 30 Fund; (2) the terms of the proposed Reorganization, including the anticipated tax-free nature of the transaction for the Westport Funds and their shareholders; (3)
1

various alternatives to the Reorganization including the potential for restructuring with different funds and Westport Advisers’ assessment of possible alternatives; (4) Hennessy Advisors’ significant prior experience with mutual fund acquisitions; (5) operating expense ratios of the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund, including the fact that Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund have a lower total expense ratio than the total expense ratios of each class of shares of each Westport Fund; (6) that Westport Advisers and Hennessy Advisors are bearing all of the expenses of the Reorganization (other than fees and expenses related to any portfolio realignment), including proxy solicitation expenses, and that the Westport Funds will not incur any of the expenses of carrying out and completing the Reorganization; (7) that the interests of shareholders of the Westport Funds will not be diluted as a result of the Reorganization; and (8) the nature, extent and quality of the non-advisory services to be provided by various service providers to the Hennessy Cornerstone Mid Cap 30 Fund following the closing of the Reorganization.

The Board was also advised that Westport Advisers intends to rely on Section 15(f) of the Investment Company Act, which provides a non-exclusive safe harbor for an investment advisor to an investment company, and any of the investment advisor’s “affiliated persons” (as such term is defined in the Investment Company Act), to receive any amount or benefit in connection with a change in control of the investment advisor so long as two conditions are met.  First, for a period of three years after the closing of the Reorganization, at least 75% of the trustees of the acquiring funds must be persons who are not “interested persons” of the predecessor or successor advisor.  Westport Advisers and Hennessy Advisors have indicated that they intend to take the necessary actions to comply with this 75% requirement with respect to the trustees of Hennessy Funds Trust for the three-year period following the closing of the Reorganization.  The second condition of Section 15(f) is that, for a period of two years following an acquisition of an investment advisor to mutual funds, there must not be imposed on the subject funds any “unfair burden” as a result of the acquisition or any express or implied terms, conditions or understandings related to it.  An “unfair burden” would include any arrangement whereby an investment advisor, or any interested person of the investment advisor, would receive or be entitled to receive any compensation, directly or indirectly, from each fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of each subject fund (other than bona fide ordinary compensation as principal underwriter for the subject funds).  In this regard, the Board was informed that Westport Advisers and Hennessy Advisors have indicated that they intend to take the necessary actions to comply with this requirement of Section 15(f) and that, as a result, no special compensation arrangements are contemplated in connection with the Reorganization.  Specifically, Hennessy Advisors and Hennessy Funds Trust have agreed that, for the minimum time periods specified in Section 15(f) of the Investment Company Act, they will ensure that (1) at least 75% of the trustees of Hennessy Funds Trust are not “interested persons” (as that term is defined in the Investment Company Act) of Hennessy Advisors or Westport Advisers; and (2) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the Investment Company Act) will be imposed on the Hennessy Cornerstone Mid Cap 30 Fund.

The Board has approved the Plan and resulting Reorganization, and recommends that you vote “FOR” the Plan and Reorganization.

If all of the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the closing of the Reorganization will occur on or about
2

September 23, 2016, or such other date as is agreed to by the parties, provided that Hennessy Cornerstone Mid Cap 30 Fund has obtained prior to that time an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, concerning the tax consequences of the Reorganization as set forth in the Plan.  The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Westport Funds, at any time prior to the closing, (i) by the Westport Trust if any conditions precedent to the obligations of the Westport Funds have not been fulfilled or waived; (ii) by Hennessy Funds Trust if any conditions precedent to the obligations of Hennessy Cornerstone Mid Cap 30 Fund have not been fulfilled or waived; or (iii) by mutual consent of the parties.

Westport Advisers and Hennessy Advisors will pay all of the expenses related to the Reorganization other than expenses related to any portfolio realignment, although no portfolio realignment is anticipated solely as a result of the Reorganization.  The expenses of the Reorganization include, but are not limited to, expenses associated with the preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and other expenses of holding the special meeting.  In addition to solicitations by mail, the officers and agents of the Westport Funds also may solicit proxies, without special compensation, by telephone or via the Internet.  If the Plan is not approved by both the Westport Fund’s shareholders and the Westport Select Cap Fund’s shareholders, then both Westport Funds will continue to operate and the Board may take any further action it deems to be in the best interest of the Westport Funds and their shareholders, including terminating the Westport Funds, in all cases subject to approval by the Westport Funds’ shareholders if required by applicable law.

C.	The Proposed Plan and Resulting Reorganization
If a Westport Fund’s shareholders approve the Plan and the Reorganization takes place, then:

•
the Hennessy Cornerstone Mid Cap 30 Fund will acquire substantially all of the assets and assume the liabilities (other than the excluded liabilities) of the Westport Fund and the Westport Select Fund;

•
the Hennessy Cornerstone Mid Cap 30 Fund will issue Institutional Class shares to the Westport Fund and the Westport Select Cap Fund, which the Westport Fund and the Westport Select Cap Fund will distribute pro rata to their Class R and Class I shareholders;

•	the shareholders of the Westport Fund and the Westport Select Fund will become shareholders of the Hennessy Cornerstone Mid Cap 30 Fund; and
•
the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund received by a Westport Fund’s shareholder will have the same aggregate net asset value as such shareholder’s interest in such Westport Fund immediately prior to the Reorganization.

No sales charges will be imposed on the shares of the Hennessy Cornerstone Mid Cap 30 Fund issued in connection with the Reorganization.  The Reorganization has been structured with the intention that it qualify, for federal income tax purposes, as a tax-free reorganization under
3

the Internal Revenue Code of 1986, as amended (the “Code”).  Therefore, shareholders should not recognize any gain or loss on their Westport Fund shares for federal income tax purposes as a result of the Reorganization.

D.	Comparison of the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund
1.	Investment Objectives and Principal Investment Policies
Each of the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund have substantially similar investment objectives.  While all of the investments of the Westport Funds are eligible investments for the Hennessy Cornerstone Mid Cap 30 Fund (meaning that all of the investments of the Westport Funds are equity securities that are subject to evaluation under the formula utilized by the Hennessy Cornerstone Mid Cap 30 Fund, and that the Hennessy Cornerstone Mid Cap 30 Fund provides in its prospectus that it may hold indefinitely the portfolio securities transferred to it from another fund pursuant to acquisition), the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund do differ in investment strategies, as the Hennessy Cornerstone Mid Cap 30 Fund employs a focused, formula-based approach to its investments, as described below, with a growth focus, while the Westport Funds do not utilize a formula and are value focused.  The Hennessy Cornerstone Mid Cap 30 Fund also invests in companies with smaller capitalizations than those in which the Westport Funds invest.

Westport Fund

The investment objective of the Westport Fund is primarily capital appreciation and secondarily current income.  The Westport Fund seeks to achieve its investment goal by investing primarily in undervalued common stocks of mid-capitalization companies, which it defines as companies having a market capitalization between $2 billion and $10 billion. The Westport Fund will opportunistically invest in securities of companies with both larger and smaller market capitalizations, but expects the median market capitalization of the Westport Fund to be in the mid-capitalization range. The Westport Fund considers several factors as part of its analysis for determining value, primarily the potential for capital appreciation and secondarily the potential for current income. However, the companies in which the Westport Fund invests typically do not distribute a meaningful level of earnings as dividends. Consequently, a company’s potential for capital appreciation receives much greater emphasis than current income.

Westport Advisers employs a modified “value” approach to the Westport Fund’s investments known as second generation value investing. The investment process begins with the identification of change in a company’s products, operations, or management. Once change is identified, Westport Advisers evaluates the company from a number of perspectives – what the market is willing to pay for stock of comparable companies, what a strategic buyer would pay for the whole company, and how the company’s products are positioned in their various markets – to estimate a company’s fundamental value and the extent of undervaluation, if any. In its overall assessment, Westport Advisers seeks stocks for the Westport Fund that it believes have a greater upside potential than risk over an 18- to 24-month holding period.

Westport Select Cap Fund

The investment objective of the Westport Select Cap Fund is long-term capital appreciation.  The Westport Select Cap Fund invests primarily in common stocks of small capitalization companies selected for their capital appreciation potential. Under normal
4

circumstances, the Westport Select Cap Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index changes constantly, and as a result, the capitalization of small cap companies in which the Westport Select Cap Fund will invest will also change. As of March 31, 2016, the market capitalization range of the Russell 2000® Index was approximately $14 million to $6.05 billion. If the market capitalization of a small cap company exceeds that of the largest capitalization company in the Russell 2000® Index, and Westport Advisers determines that the company continues to present a significant investment opportunity, the Westport Select Cap Fund may add to an existing position in that company’s securities by purchasing additional shares as long as the company’s market capitalization does not exceed 2.5 times that of the largest capitalization company in the Russell 2000® Index. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Westport Select Cap Fund may also invest to a limited degree in companies that have larger market capitalizations.

Westport Advisers employs a modified “value” approach to the Westport Select Cap Fund’s investments known as second generation value investing. The investment process begins with the identification of change in a company’s products, operations, or management. Once change is identified, Westport Advisers evaluates the company from a number of perspectives – what the market is willing to pay for stock of comparable companies, what a strategic buyer would pay for the whole company, and how the company’s products are positioned in their various markets – to estimate a company’s fundamental value and the extent of undervaluation, if any. In its overall assessment, Westport Advisers seeks stocks for the Westport Select Cap Fund that it believes have a greater upside potential than risk over an 18- to 24-month holding period.

Hennessy Cornerstone Mid Cap 30 Fund

The Hennessy Cornerstone Mid Cap 30 Fund seeks long-term growth of capital.  The Hennessy Cornerstone Mid Cap 30 Fund invests in mid-cap, growth-oriented stocks by utilizing a highly disciplined, quantitative formula known as the Cornerstone Mid Cap 30 Formula® (the “Formula”).  The Formula selects companies that have between $1 billion and $10 billion in market value, and excludes American Depositary Receipts, or “ADRs”. The Formula selects the 30 common stocks with the highest one-year price appreciation as of the date of purchase that also meet the following criteria:

1.	Price-to-sales ratio below 1.5.

This value criterion helps to uncover relative bargains.  The Formula uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company’s potential value.

2.	Annual earnings that are higher than the previous year.

While sales may be the best indicator of a company’s value, the Formula considers improved earnings to be a key indicator of a company’s financial strength.

5

3.	Positive stock price appreciation, or relative strength, over the past three and six month periods.

Historically, relative strength has been one of the most influential variables in predicting which stocks will outperform the market.

The Hennessy Cornerstone Mid Cap 30 Fund purchases 30 stocks as dictated by the Formula, weighted equally by dollar amount, with 3.33% of the portfolio’s assets invested in each. Using the Formula, the universe of stocks is re-screened and the portfolio is rebalanced annually, generally in the fall. Stocks meeting the Formula’s criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Hennessy Cornerstone Mid Cap 30 Fund that continue to meet the criteria are appropriately increased or decreased to result in an equal 3.33% weighting.

2.	Investment Advisory Services
Westport Advisers is the investment advisor of the Westport Funds.  The address of Westport Advisers, LLC is 1253 Riverside Avenue, Westport, Connecticut 06880.  Westport Advisers directs the investment of each Westport Fund’s assets, subject at all times to the supervision of the Board.  Westport Advisers continually conducts investment research and supervision for the Westport Funds and is responsible for the purchase and sale of each Westport Fund’s investments.  Westport Advisers was organized as a Connecticut limited liability company in 1997 and is registered with the SEC as an investment advisor.  As of April 30, 2016, Westport Advisers managed approximately $641 million of net assets on behalf of the Westport Funds.  For its services, the Westport Fund pays Westport Advisers an investment advisory fee at an annual rate of 0.90% of its average daily net assets, and the Westport Select Fund pays Westport Advisers an investment advisory fee at an annual rate of 1.00% of its average daily net assets.

Hennessy Advisors is the investment manager of the Hennessy Cornerstone Mid Cap 30 Fund.  The address of Hennessy Advisors, Inc. is 7250 Redwood Blvd., Suite 200, Novato, California 94945.  As of April 30, 2016, Hennessy Advisors managed approximately $6.47 billion of net assets on behalf of all of sixteen series in Hennessy Funds Trust.  For its services, the Hennessy Cornerstone Mid Cap 30 Fund pays Hennessy Advisors an investment advisory fee at an annual rate of 0.74% of its average daily net assets.

3.	Distribution Services
UMB Distribution Services, LLC, located at 235 West Galena Street, Milwaukee, Wisconsin  53212, currently serves as the distributor for the Westport Funds.

Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Hennessy Cornerstone Mid Cap 30 Fund.  As such, Quasar is responsible for all purchases, sales, redemptions and other transfers of shares.  As distributor, Quasar also provides certain administrative services.  Shares of the Hennessy Cornerstone Mid Cap 30 Fund are offered for sale on a continuous basis at net asset value per share.  Quasar is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

6

4.	Purchase and Redemption Procedures
The Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund have similar purchase and redemption procedures.  Purchases and sales (redemptions) of shares of both the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund are made at the net asset value per share next determined after receipt of the complete and accurate purchase or redemption order by the respective fund’s transfer agent.  Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund have no load or redemption fee.

The Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund are not subject to any shareholder servicing fees.  The Class R shares of the Westport Funds are subject to shareholder servicing fees, but Class I shares of the Westport Funds are not subject to shareholder servicing fees.  Both the Westport Funds’ transfer agent and the Hennessy Cornerstone Mid Cap Fund’s transfer agent assess a fee of $15.00 for each redemption made by wire.

The minimum amounts required to invest in or add to an account with the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund, are indicated below:

	Investment Minimums

	Westport Fund (Class R)	Westport Select Cap Fund (Class R)	Westport Fund & Westport Select Cap Fund (Class I)	Hennessy Cornerstone Mid Cap 30 Fund (Institutional)
Regular (New Investor)	$2,500	$5,000	$250,000	$250,000
Additional Investment (Current Westport Fund Shareholders)	None	None	None	None
Retirement (Roth and Regular)	$2,000	$2,000	$250,000	None
Automatic Investment Plans	$1,000	$1,000	$250,000	$100

Both the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund offer an automatic investment plan (“Automatic Investment Plan”), whereby an existing shareholder may authorize the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund to withdraw from his or her personal bank account each month an amount that such shareholder wishes to invest.

Both the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund may waive the investment minimums from time to time.  The investment minimums of the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund will not apply to Class R shareholders of the Westport Funds who receive Hennessy Cornerstone Mid Cap 30 Fund Institutional Class shares in the Reorganization, nor will the minimums that trigger conversion or mandatory redemption of the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund apply to Class R shareholders of the Westport Funds.

7

5.	Exchange Procedures
Shareholders of the Westport Funds may exchange shares of the Westport Funds between Westport Funds any day that the New York Stock Exchange (“NYSE”) is open for business.

Shareholders of the Hennessy Cornerstone Mid Cap 30 Fund may exchange shares of the Hennessy Cornerstone Mid Cap 30 Fund for shares of any of the other fifteen series of Hennessy Funds Trust on any day that the NYSE is open for business.  Shareholders of the Hennessy Cornerstone Mid Cap 30 Fund may also exchange shares of the Hennessy Cornerstone Mid Cap 30 Fund for shares of the First American Prime Obligations Fund, a money market mutual fund that is not affiliated with the Hennessy Cornerstone Mid Cap 30 Fund, Hennessy Advisors or any sub-advisor to series of Hennessy Funds Trust.  Exchanges are done at no cost.

Each fund of Hennessy Funds Trust reserves the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess expenses.  Each fund of Hennessy Funds Trust reserves the right to reject any exchange order.  Each fund of Hennessy Funds Trust may modify or terminate the exchange privilege upon written notice to shareholders.  Each fund of Hennessy Funds Trust may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the fund, continuation of the privilege would be detrimental to the fund and its shareholders.  Such temporary suspension can be without prior notification to shareholders.

E.	Other Significant Considerations and Consequences of the Proposed Reorganization
As a result of the Reorganization, the Westport Funds will become part of the Hennessy Cornerstone Mid Cap 30 Fund with Hennessy Advisors as the investment advisor.  Following is information regarding the fees and expenses of the Hennessy Cornerstone Mid Cap 30 Fund as compared to the Westport Funds for the fiscal year ended December 31, 2015:

	Westport Fund (Class R)	Westport Fund (Class I)	Westport Select Cap Fund (Class R)	Westport Select Cap Fund (Class I)	Hennessy Cornerstone Mid Cap 30 Fund Pro Forma (Institutional)
Advisory Fee	0.90%	0.90%	1.00%	1.00%	0.74%
Annual Expense Ratio	1.23%	1.07%	1.43%	1.17%	0.97%
Savings in Annual Expense Ratio as compared to Hennessey Cornerstone Mid Cap 30 Fund Pro Forma (Institutional)	0.26%	0.10%	0.46%	0.20%	N/A

If the Reorganization is approved by shareholders, the Westport Funds’ assets will be supervised by Hennessy Funds Trust’s Board of Trustees and will be serviced by the Hennessy Cornerstone Mid Cap 30 Fund service providers.  The proposed Reorganization is not expected to have any adverse federal or state tax consequences to the Westport Funds or their shareholders.

8

F.	Federal Tax Consequences of the Proposed Reorganization
The Funds will have received on the Closing Date (as defined in the Plan) an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, to the effect that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code.  Accordingly, no gain or loss will be recognized by the Westport Funds upon the transfer of assets solely in exchange for shares of the Hennessy Cornerstone Mid Cap 30 Fund and its assumption of liabilities (other than the excluded liabilities) or by shareholders of the Westport Funds upon their receipt of shares of the Hennessy Cornerstone Mid Cap 30 Fund.  The tax basis for the shares of the Hennessy Cornerstone Mid Cap 30 Fund received by shareholders of the Westport Funds will be the same as their tax basis for the shares of a Westport Fund that are constructively surrendered in exchange therefore. In addition, the holding period of the shares of the Hennessy Cornerstone Mid Cap 30 Fund that are received in connection with the Reorganization will include the period during which the shares of a Westport Fund to be constructively surrendered in exchange therefore were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange.

II.	PRINCIPAL RISK FACTORS
By investing in equity securities, the Hennessy Cornerstone Mid Cap 30 Fund, like the Westport Funds, may expose shareholders to certain market risks that could cause shareholders to lose money.  Each of the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund have substantially similar investment objectives.  While all of the investments of the Westport Funds are eligible investments for the Hennessy Cornerstone Mid Cap 30 Fund (meaning that all of the investments of the Westport Funds are equity securities that are subject to evaluation under the formula utilized by the Hennessy Cornerstone Mid Cap 30 Fund, and that the Hennessy Cornerstone Mid Cap 30 Fund provides in its prospectus that it may hold indefinitely the portfolio securities transferred to it from another fund pursuant to acquisition), the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund do differ in investment strategies, as the Hennessy Cornerstone Mid Cap 30 Fund employs a focused, formula-based approach to its investments, as described below, with a growth focus, while the Westport Funds do not utilize a formula and are value focused.  The Hennessy Cornerstone Mid Cap 30 Fund also invests in companies with smaller capitalizations than those in which the Westport Funds invest.

The Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund are all subject to the following principal risks:

•	Market Risk
•	Small- and Medium-Sized Companies Risk
•	Loss of Money Risk
Market Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it.  Market risk may affect a single company, industry, sector of the economy or the market as a whole.

Small- and Medium- Sized Companies Risk: The funds invest in small- and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

9

Loss of Money Risk: Loss of money is a risk of investing in the funds.

The Westport Funds are subject to the following additional principal risks:

Investment Diversification Risk:  Although each Westport Fund is diversified for purposes of the Investment Company Act, the Westport Funds may invest in a comparatively small number of companies, as compared to many other mutual funds.  Investing in a comparatively small number of companies can increase the potential adverse effects to the Westport Funds caused by a decline in the value of any single company in which the Westport Funds invest.

Manager Risk:  The chance that poor security selection by Westport Advisers will cause the Westport Funds to underperform relevant benchmarks or other funds with a similar investment objective.

Cash Equivalents Risk:  To the extent the Westport Funds invest in cash or cash equivalents, there is no assurance that the Westport Funds will achieve their investment objective.

Value Style Risk:  Since the Westport Funds follow a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.  Historically, value stocks have performed best during periods of economic recovery.

The Hennessy Cornerstone Mid Cap 30 Fund is subject to the following additional principal risks:

Formula Investing Risk: The Hennessy Cornerstone Mid Cap 30 Fund will adhere to the Formula during the course of the year, subject to applicable SEC requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Hennessy Cornerstone Mid Cap 30 Fund, if for example, the stocks selected for the Hennessy Cornerstone Mid Cap 30 Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Hennessy Cornerstone Mid Cap 30 Fund’s portfolio is rebalanced annually in accordance with the Formula, which may result in the elimination of better performing assets from the Hennessy Cornerstone Mid Cap 30 Fund’s investments and increases in investments with relatively lower total return.

Growth Style Risk: A growth style of investing may subject the Hennessy Cornerstone Mid Cap 30 Fund to above-average fluctuations as a result of seeking higher than average capital growth.  Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery.  There is the risk that the growth investment style may be out of favor for a period of time.  At times when the style is out of favor, the Hennessy Cornerstone Mid Cap 30 Fund may underperform the market in general, its benchmark and other mutual funds.

High Portfolio Turnover Risk: High portfolio turnover will produce higher transaction costs (such as brokerage commissions or markups or markdowns) that the Hennessy Cornerstone Mid Cap 30 Fund must pay, and will increase realized gains (or losses) to investors, which may
10

lower the Hennessy Cornerstone Mid Cap 30 Fund’s after-tax performance.  For example, the portfolio turnover for the Hennessy Cornerstone Mid Cap 30 Fund decreased from 132% in fiscal year 2014 to 5% in fiscal year 2015 due to the timing of the rebalance of the Hennessy Cornerstone Mid Cap 30 Fund.  While the Hennessy Cornerstone Mid Cap 30 Fund is rebalanced annually, the rebalancing does not always occur in the same month and thus there may be times when there are either multiple rebalances or potentially no rebalances during a single fiscal year, and no rebalancing occurred in fiscal year 2015.

III.	COMPARISON FEE TABLES AND EXAMPLES
A.	Fee Tables
For both the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund, you will indirectly pay various expenses because each Westport Fund and the Hennessy Cornerstone Mid Cap 30 Fund pays fees and expenses that reduce the return on your investment.  The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund.  The Reorganization itself will not cause a shareholder to directly pay any additional fees.

Westport Fund

Shareholder Fees	Class R	Class I
(fees paid directly from your investment)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.33%	0.17%
Shareholder Servicing	0.13%	None
Remaining Other Expenses	0.20%	0.17%
Total Annual Fund Operating Expenses	1.23%	1.07%

Westport Select Cap Fund

Shareholder Fees	Class R	Class I
(fees paid directly from your investment)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.43%	0.17%
Shareholder Servicing	0.13%	None
Remaining Other Expenses	0.30%	0.17%
Total Annual Fund Operating Expenses	1.43%	1.17%

11

Hennessy Cornerstone Mid Cap 30 Fund – Institutional Pro Forma
Shareholder Fees	Institutional Class	Institutional Class Pro Forma
(fees paid directly from your investment)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%	0.74%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.23%	0.23%(1)
Shareholder Servicing	None	None
Remaining Other Expenses(2)	0.23%	0.23%
Total Annual Fund Operating Expenses	0.97%	0.97%
(1)    “Other Expenses” reflect the pro forma impact of the Reorganization.
(2)     Includes acquired fund fees and expenses that do not exceed 0.01% of the Hennessy Cornerstone Mid Cap 30 Fund’s average daily net assets.  Acquired fund fees and expenses are not reflected in the Hennessy Cornerstone Mid Cap 30 Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

12

B.	Example
This example set forth below is intended to help you compare the cost of investing in the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund with other mutual funds.

This example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the specified fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

Westport Fund

	One Year	Three Years	Five Years	Ten Years
Class R	$125	$390	$676	$1,489
Class I	$109	$340	$590	$1,306

Westport Select Cap Fund

	One Year	Three Years	Five Years	Ten Years
Class R	$146	$452	$782	$1,713
Class I	$119	$372	$644	$1,420
Hennessy Cornerstone Mid Cap 30 Fund

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$99	$309	$536	$1,190
Institutional Class Pro Forma	$99	$309	$536	$1,190

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION
The following is a summary of key information concerning the proposed Reorganization.  Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A, and in the documents incorporated by reference into this Proxy Statement/Prospectus.

On May 2, 2016, Westport Advisers and Hennessy Advisors entered into a Transaction Agreement (the “Agreement”) pursuant to which Hennessy Advisors agreed to purchase certain assets of Westport Advisers relating to the Westport Fund and the Westport Select Cap Fund.  The Reorganization is a condition to the purchase contemplated by the Agreement.  Material terms of the Agreement include:

Purchased Assets.  On the Closing Date, Westport Advisers will deliver to Hennessy Advisors:

•
all files, books, records and data files (in whatever form or forms including hard copy, microfilm, microfiche, CD ROM or other electronic media, including the software necessary to access the same) owned by Westport Advisers relating to investment accounts and investment history of the Westport Funds (except to the extent that Westport Advisers is required by applicable law to retain such materials or copies thereof in which event Westport Advisers shall, at its own expense, provide to Hennessy Advisors such materials or copies thereof, whichever is available and complies with applicable law); and

•
all records required to be maintained and retained under the Investment Company Act or the Investment Advisers Act of 1940, as amended, by Westport Advisers in connection with Westport Advisers’ provision of investment advisory services to the Westport Funds (except to the extent that Westport Advisers is required by applicable law to retain such materials or copies thereof in which event Westport Advisers shall provide to Hennessy Advisors such materials or copies thereof, whichever is available and complies with applicable law), whether or not owned by Westport Advisers.

Purchase Price.  The Agreement includes customary representations, warranties and covenants of Hennessy Advisors and Westport Advisers, and provides for a payment upon closing based on the aggregate average assets under management for the Westport Funds as measured at the close of business on the effective date of the Agreement and on each of the two trading days immediately preceding the Agreement, which were approximately $644.1 million in total based on assets of $646.5 million as of April 28, 2016, assets of $640.6 million as of April 29, 2016 and assets of $645.2 million as of May 2, 2016.  Based upon the aggregate average assets under management of the Westport Funds of $644.1 million, the purchase price will be approximately $11.3 million, to be paid upon the closing of the transaction.

A.	Summary of the Proposed Reorganization
Pursuant to the Plan, the Hennessy Cornerstone Mid Cap 30 Fund will acquire all of the assets, and assume the liabilities (other than the excluded liabilities), of the Westport Funds solely in exchange for that number of Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund having an aggregate net asset value equal to the aggregate net asset value of the Westport Funds as of the close of business on the business day immediately preceding the Closing Date of the proposed Reorganization (the “Valuation Date”).  Class R and Class I shareholders of the Westport Fund and the Westport Select Cap Fund will receive Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund.  Immediately thereafter, the Westport Funds will distribute the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund to their shareholders by establishing accounts on the Hennessy Cornerstone Mid Cap 30 Fund’s share records in the names of those shareholders representing the respective pro rata number of Hennessy Cornerstone Mid Cap 30 Fund Institutional Class shares deliverable to them, in complete liquidation of the Westport Funds.  Certificates evidencing the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund will not be issued to the Westport Funds’ shareholders.  After the consummation of the Reorganization, all necessary steps will be taken to dissolve and deregister the Westport Trust.

Until the Closing Date of the proposed Reorganization, shareholders of the Westport Funds will continue to be able to redeem their shares at the net asset value next determined after receipt by the Westport Funds’ transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing Date will be treated as requests received for the redemption or purchase of Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund received by the shareholder in connection with the Reorganization.  After the proposed Reorganization is consummated, all of the issued and outstanding shares of the Westport Funds will be canceled on the books of the Westport Funds and the transfer books of the Westport Funds will be permanently closed.

Generally, the assets transferred by the Westport Funds to the Hennessy Cornerstone Mid Cap 30 Fund will include all investments the Westport Funds held in their portfolios as of the Valuation Date and all other assets of the Westport Funds as of such time.  No sales charges will be imposed on the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund issued in connection with the proposed Reorganization.

Since the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund will be issued at net asset value in exchange for the net assets of the Westport Funds having a value equal to the aggregate net asset value of the shares of the Westport Funds as of the Valuation Date, the net asset value per share of the Hennessy Cornerstone Mid Cap 30 Fund should remain virtually unchanged solely as a result of the Reorganization.  Thus, the Reorganization should not result in dilution of the net asset value of the Westport Funds or the Hennessy Cornerstone Mid Cap 30 Fund immediately following consummation of the Reorganization.  However, a shareholder of the Westport Funds may end up with a different number of Institutional Class shares compared to what he or she originally held, but the total dollar value of Institutional Class shares held will remain the same.

If the Plan is approved by the Westport Funds’ shareholders at the special meeting, all required regulatory approvals are obtained, and certain conditions are either met or waived, it is expected that the Reorganization will take place on or about September 23, 2016, or such other date as is agreed to by the parties.  If the Plan is not approved by both the Westport Fund’s shareholders and the Westport Select Cap Fund’s shareholders, then the Westport Funds will continue to operate and the Board may take any further action it deems to be in the best interest of the Westport Funds and their shareholders, including terminating the Westport Funds, in all cases subject to approval by the Westport Funds’ shareholders if required by applicable law.

B.	Terms of the Plan
The following is a summary of the significant terms of the Plan.  This summary is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit A.

Valuation.  The assets of the Westport Funds will be valued as of the time at which the net asset value is calculated pursuant to the valuation procedures set forth in the Hennessy Cornerstone Mid Cap 30 Fund’s then current Prospectus and Statement of Additional Information on the Valuation Date, or at such time on such earlier or later date as may be mutually agreed on in writing by the parties.

The net asset value of each share of the Hennessy Cornerstone Mid Cap 30 Fund will be the net asset value per share computed on the Valuation Date, using the market valuation procedures set forth in the Hennessy Cornerstone Mid Cap 30 Fund’s then current Prospectus and Statement of Additional Information as of the Valuation Date.

Issuance and Distribution of Hennessy Cornerstone Mid Cap 30 Fund Shares.  On the Closing Date, the Hennessy Cornerstone Mid Cap 30 Fund will deliver to the Westport Funds a number of Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, the number of which will be determined by dividing (i) the value of the Westport Funds’ assets, net of the Westport Funds’ liabilities, as of the Valuation Date, computed pursuant to the valuation procedures set forth in the Hennessy Cornerstone Mid Cap 30 Fund’s then current Prospectus and Statement of Additional Information, by (ii) the net asset value of one share of the Hennessy Cornerstone Mid Cap 30 Fund, as of the Valuation Date, computed using the market valuation procedures set forth in the Hennessy Cornerstone Mid Cap 30 Fund’s then current Prospectus and Statement of Additional Information.  The Westport Fund will then distribute the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund received pro rata to its shareholders of record as of the Valuation Date in exchange for such shareholders’ proportional interests in the Westport Fund.  The Westport Select Cap Fund will then distribute the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund received pro rata to its shareholders of record as of the Valuation Date in exchange for such shareholders’ proportional interests in the Westport Select Cap Fund.  The Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund received by a Westport Fund’s shareholder will have the same aggregate net asset value as such shareholder’s interest in such Westport Fund as of the Valuation Date.

Expenses.  Westport Advisers and Hennessy Advisors will pay all of the expenses related to the Reorganization (other than expenses related to any portfolio realignment).  The expenses of the Reorganization include, but are not limited to, expenses associated with the preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and other expenses of holding the special meeting.

Required Approvals.  The Plan will be approved as follows by shareholders of the Westport Funds:

•
Westport Fund:  Class R and Class I shareholders of the Westport Fund will vote together to approve the Plan.  Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the Investment Company Act) of the Class R and Class I shareholders of the Westport Fund voting together.  The “vote of a majority of the outstanding voting securities” means with regard to the Class R and Class I shares of the Westport Fund voting together: the affirmative vote of the lesser of (i) 67% or more of the aggregate outstanding shares of Class R and Class I present at the meeting if more than 50% of the aggregate outstanding shares of Class R and Class I are present in person or by proxy or (ii) more than 50% of the aggregate outstanding shares of Class R and Class I.

•
Westport Select Cap Fund: Class R and Class I shareholders of the Westport Select Cap Fund will vote together to approve the Plan.  Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the Investment Company Act) of the Class R and Class I shareholders of the Westport Select Cap Fund voting together.  The “vote of a majority of the outstanding voting securities” means with regard to the Class R and Class I shares of the Westport Select Cap Fund voting together: the affirmative vote of the lesser of (i) 67% or more of the aggregate outstanding shares of Class R and Class I present at the meeting if more than 50% of the aggregate outstanding shares of Class R and Class I are present in person or by proxy or (ii) more than 50% of the aggregate outstanding shares of Class R and Class I.

The approval of the Plan by each Westport Fund’s shareholders is required for the consummation of the Reorganization.  If neither or only one Westport Fund approves the Plan, the Westport Trust may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan.  If sufficient votes are not obtained to approve the Plan by both of the Westport Funds, the Reorganization will not be consummated.

Amendments and Conditions.  Generally, the Plan may be amended by the mutual written consent of the parties thereto, notwithstanding approval thereof by shareholders of the Westport Funds, provided that no such amendment will have a material adverse effect on the interests of such shareholders without their further approval.  The obligations of the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund pursuant to the Plan are subject to various conditions, including the requisite approval of the Reorganization by the Westport Funds’ shareholders, the receipt of a legal opinion as to tax matters, and the confirmation by the Westport Trust, on behalf of the Westport Funds, and Hennessy Funds Trust, on behalf of the Hennessy Cornerstone Mid

Cap 30 Fund, of the continuing accuracy of their respective representations and warranties contained in the Plan.

Termination.  The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Westport Funds, at any time prior to the Closing Date, (i) by the Westport Trust if any conditions precedent to the obligations of the Westport Funds have not been fulfilled or waived; (ii) by Hennessy Funds Trust if any conditions precedent to the obligations of the Hennessy Cornerstone Mid Cap 30 Fund have not been fulfilled or waived; or (iii) by mutual consent of the Westport Trust and Hennessy Funds Trust.

Indemnification.  Hennessy Funds Trust and the Hennessy Cornerstone Mid Cap 30 Fund have agreed to indemnify the Westport Trust and the Westport Funds and their trustees and officers from all liabilities that may arise in connection with, or as a result of, any breach of representation or warranty made by Hennessy Funds Trust, on behalf of the Hennessy Cornerstone Mid Cap 30 Fund.

The Westport Trust and the Westport Funds have agreed to indemnify Hennessy Funds Trust and the Hennessy Cornerstone Mid Cap 30 Fund and their trustees and officers from all liabilities that may arise in connection with, or as a result of, any breach of representation or warranty made by the Westport Trust, on behalf of the Westport Funds.

C.	Description of the Hennessy Cornerstone Mid Cap 30 Fund Shares
Each Institutional Class share of the Hennessy Cornerstone Mid Cap 30 Fund issued to a Westport Fund shareholder in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights.  The Hennessy Cornerstone Mid Cap 30 Fund shares will be sold and redeemed based upon the net asset value of the Hennessy Cornerstone Mid Cap 30 Fund next determined after receipt of the purchase or redemption request.

D.	Reasons for the Reorganization Considered by the Board
The Board, including a majority of the Independent Trustees, has determined that the interests of the Westport Funds’ shareholders will not be diluted as a result of the proposed Reorganization and that the proposed Reorganization is in the best interests of the Westport Funds’ shareholders.

The reasons that the Reorganization is proposed by Westport Advisers are described above under “Synopsis – Reasons for the Reorganization and Board Deliberations.”

If the Plan is not approved by both the Westport Fund’s shareholders and the Westport Select Cap Fund’s shareholders, then both Westport Funds will continue to operate and the Board may take any further action it deems to be in the best interest of the Westport Funds and their shareholders, including terminating the Westport Funds, in all cases subject to approval by the Westport Funds’ shareholders if required by applicable law.

E.	Federal Income Tax Consequences
As a condition of the Reorganization, the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund will have received an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, to the effect that for federal income tax purposes:

•
the transfer by the Westport Fund and the Westport Select Cap Fund of their assets in exchange for the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund and the assumption by the Hennessy Cornerstone Mid Cap 30 Fund of the liabilities of the Westport Funds (other than the excluded liabilities) should be treated as a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code, and the Hennessy Cornerstone Mid Cap 30 Fund and each Westport Fund should each be treated as a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•
no gain or loss should be recognized by the Hennessy Cornerstone Mid Cap 30 Fund upon the receipt of the assets of the Westport Fund and the Westport Select Cap Fund solely in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, as well as the assumption by the Hennessy Cornerstone Mid Cap 30 Fund of each Westport Fund’s liabilities (other than the excluded liabilities);

•
no gain or loss should be recognized by the Westport Fund upon the transfer of its assets to the Hennessy Cornerstone Mid Cap 30 Fund in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund and the assumption by the Hennessy Cornerstone Mid Cap 30 Fund of its liabilities (other than the excluded liabilities) or upon the distribution (whether actual or constructive) of Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund to the Westport Fund’s shareholders in complete liquidation of the Westport Fund and no gain or loss should be recognized by the Westport Select Cap Fund upon the transfer of its assets to the Hennessy Cornerstone Mid Cap 30 Fund in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund and the assumption by the Hennessy Cornerstone Mid Cap 30 Fund of its liabilities (other than the excluded liabilities) or upon the distribution (whether actual or constructive) of Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund to the Westport Select Cap Fund’s shareholders in complete liquidation of the Westport Select Cap Fund;

•
no gain or loss should be recognized by the Westport Fund’s shareholders upon the receipt of Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund distributed in complete liquidation of the Westport Fund and no gain or loss should be recognized by the Westport Select Cap Fund’s shareholders upon the receipt of Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund distributed in complete liquidation of the Westport Select Cap Fund;

•	the aggregate tax basis of the shares of the Hennessy Cornerstone Mid Cap 30 Fund received by a Westport Fund’s shareholder pursuant to the Reorganization should be the same as the aggregate tax basis of the shares of such Westport Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund to be received by the Westport Fund’s shareholders and the Westport Select Cap Fund’s shareholders should include the period during which shares of such Westport Fund exchanged therefor were held by such shareholder (provided shares of such Westport Fund were held by such shareholder as capital assets on the date of the Reorganization);

•
the tax basis of each Westport Fund’s assets acquired by the Hennessy Cornerstone Mid Cap 30 Fund should be the same as the tax basis of such assets to each Westport Fund immediately prior to the Reorganization, and the holding period of the assets of each Westport Fund, in the hands of the Hennessy Cornerstone Mid Cap 30 Fund should include the period during which those assets were held by such Westport Fund; and

•
the Hennessy Cornerstone Mid Cap 30 Fund should succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury, the items of the Westport Funds described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Although the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund are not aware of any adverse state income tax consequences, they have not made any investigation as to those consequences for their shareholders.  Additionally, the Hennessy Cornerstone Mid Cap 30 Fund and the Westport Funds have not sought, and will not seek, a private letter ruling form the Internal Revenue Service (“IRS”) with respect to the federal income tax consequences of the Reorganization.  The opinion of Foley & Lardner LLP with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position.  Shareholders should consult their own advisors concerning potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

F.	Comparison of Shareholder Rights
Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the Westport Funds versus the rights of shareholders of the Hennessy Cornerstone Mid Cap 30 Fund.

Governing Law.  The Westport Funds are organized as separate series of the Westport Trust.  The Hennessy Cornerstone Mid Cap 30 Fund is organized as a separate series of Hennessy Funds Trust.  Both the Westport Trust and Hennessy Funds Trust are organized as statutory trusts under Delaware law.  The Westport Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share and the Hennessy Cornerstone Mid Cap 30 Fund is authorized to issue an unlimited number of shares of beneficial interest, no par value.  The operations of each of the Westport Funds and the Hennessy

Cornerstone Mid Cap 30 Fund are governed by their respective trust instrument, bylaws and applicable Delaware law.

Shareholder Rights.  Under the Westport Trust’s organizational documents, shareholders of the Westport Funds are not entitled to preemptive rights in connection with the Reorganization.  Furthermore, shareholders of a Delaware Trust do not have dissenters’ or appraisal rights.

Shareholder Liability.  Under Delaware law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights.  The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment advisor was unable to meet its obligations.  Both the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund are required to indemnify their respective trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or trustees, except under certain limited circumstances relating to the culpability of such officers or trustees.

Board of Trustees.  Each of the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund, being a series of a Delaware statutory trust, has a Board of Trustees.  Each Board of Trustees is comprised of three Independent Trustees and one interested trustee, but the membership of the Board of Trustees of the Westport Funds is different from that of the Board of Trustees of Hennessy Funds Trust.

For more information, refer to the Statement of Additional Information for the Westport Funds, dated May 1, 2016, and the Statement of Additional Information for the Hennessy Cornerstone Mid Cap 30 Fund, dated February 29, 2016.

G.	Capitalization
The following tables show the capitalization of each of the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund as of, and on a pro forma basis (unaudited) as of May 31, 2016, giving effect to the proposed Reorganization.  The tables are examples of the number of Class R and Class I shares of each Westport Fund that would be exchanged for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund if the Reorganization were consummated on April 30, 2016, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs on the Closing Date.

	Westport Fund	Westport Select Cap Fund	Hennessy Cornerstone Mid Cap 30 Fund – Institutional Class Only	Pro Forma Adjustments	Hennessy Cornerstone Mid Cap 30 Fund – Institutional Class Only After Reorganization Pro Forma
Class R
Aggregate Net Assets	$331,502,285	$99,136,874	---	---	---
Shares Outstanding	11,101,857	7,246,157	---	---	---
Net Asset Value Per Share	$29.86	$13.68	---	---	---

Class I
Aggregate Net Assets	$110,906,191	$99,082,914	---	---	---
Shares Outstanding	3,677,702	6,627,591	---	---	---
Net Asset Value Per Share	$30.16	$14.95	---	---	---

Institutional Class
Aggregate Net Assets	---	---	$431,088,384	$640,628,264	$1,071,716,648
Shares Outstanding	---	---	22,975,060	34,148,628	57,123,688
Net Asset Value Per Share	---	---	$18.76	$0	$18.76

V.	INFORMATION ABOUT THE WESTPORT FUNDS AND THE HENNESSY CORNERSTONE MID CAP 30 FUND
A.	Investment Objective and Investment Strategies
Westport Funds

See the discussion under “Comparison of the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund – Investment Objectives and Principal Investment Policies” and “Principal Risk Factors” for a discussion of each Westport Fund’s investment objective, investment strategies and principal risks.  For further discussion of the Westport Funds’

investment objective, investment strategies and risks, see the Prospectus of the Westport Funds, dated May 1, 2016.

Hennessy Cornerstone Mid Cap 30 Fund

See the discussion under “Comparison of the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund – Investment Objectives and Principal Investment Policies” and “Principal Risk Factors” for a discussion of the Hennessy Cornerstone Mid Cap 30 Fund’s investment objective, investment strategies and principal risks.  In order to provide a degree of flexibility, the Hennessy Cornerstone Mid Cap 30 Fund may change its investment objective without obtaining shareholder approval.  An investment objective is not a guarantee.

The Hennessy Cornerstone Mid Cap 30 Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in securities in accordance with the Hennessy Cornerstone Mid Cap 30 Fund’s investment strategy, or to pay expenses or meet redemption requests.  The Hennessy Cornerstone Mid Cap 30 Fund generally will not use investments in cash and short-term securities for temporary defensive purposes.

B.	Fees and Expenses
Westport Funds

See the discussion under “Comparison Fee Tables and Examples.”  See also the discussion of the Westport Funds’ fees and expenses in the Prospectus of the Westport Funds, dated May 1, 2016.

Hennessy Cornerstone Mid Cap 30 Fund

See the discussion under “Comparison Fee Tables and Examples.”  See also the discussion of the Hennessy Cornerstone Mid Cap 30 Fund’s fees and expenses in the Prospectus of the Hennessy Cornerstone Mid Cap 30 Fund, dated February 29, 2016.

C.	Performance and Portfolio Turnover
Westport Funds

For a discussion of the Westport Funds’ performance during the fiscal year ended December 31, 2015, and of the portfolio turnover of the Westport Funds, see the Prospectus of the Westport Funds, dated May 1, 2016.

Hennessy Cornerstone Mid Cap 30 Fund

Performance Information

The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Mid Cap 30 Fund by showing its performance from year to year and how the Hennessy Cornerstone Mid Cap 30 Fund’s average annual returns for 1, 5 and 10 years compare with those of an index that reflects a broad measure of market performance, the

S&P 500 Index, as well as an additional index that reflects the types of securities in which the Hennessy Cornerstone Mid Cap 30 Fund invests, the Russell Midcap® Index. The Hennessy Cornerstone Mid Cap 30 Fund is the successor to the Hennessy Cornerstone Mid Cap 30 Fund, a series of Hennessy Mutual Funds, Inc. (the “Predecessor Mid Cap 30 Fund”). The performance information provided for the periods on or prior to February 28, 2014, is historical information for the Predecessor Mid Cap 30 Fund, which was managed by the same investment advisor and had the same investment objective and investment strategy as the Hennessy Cornerstone Mid Cap 30 Fund. The Hennessy Cornerstone Mid Cap 30 Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Hennessy Cornerstone Mid Cap 30 Fund’s website (hennessyfunds.com).

HENNESSY CORNERSTONE MID CAP 30 FUND
 CALENDAR YEAR TOTAL RETURNS OF INSTITUTIONAL SHARES

For the period shown in the above bar chart for the Institutional Class shares, the Hennessy Cornerstone Mid Cap 30 Fund’s highest quarterly return was 15.16% for the quarter ended September 30, 2011, and the lowest quarterly return was -21.47% for the quarter ended March 31, 2013.

The year-to-date return of Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund through April 30, 2016, is -7.73%.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2015)

	One Year	Five Years	Ten Years*
Hennessy Cornerstone Mid Cap 30 Fund – Institutional
Return before taxes	0.23%	12.73%	8.83%
Return after taxes on distributions	-0.03%	11.91%	8.17%
Return after taxes on distributions and sale of Fund shares	0.35%	10.15%	7.20%
Russell Midcap® Index
(reflects no deduction for fees, expenses or taxes)	-2.44%	11.44%	8.00%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%

* The inception date of the Hennessy Cornerstone Mid Cap 30 Fund’s Institutional Class is March 3, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of the Hennessy Cornerstone Mid Cap 30 Fund’s Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

The Hennessy Cornerstone Mid Cap 30 Fund uses the Russell Midcap® Index as an additional index because it compares the Hennessy Cornerstone Mid Cap 30 Fund’s performance with the returns of an index reflecting the performance of investments similar to those of the Hennessy Cornerstone Mid Cap 30 Fund.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Hennessy Cornerstone Mid Cap 30 Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  The Hennessy Cornerstone Mid Cap 30 Fund’s return after taxes on distributions and sale of Hennessy Cornerstone Mid Cap 30 Fund shares may be higher than its return before taxes and return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.

The S&P 500 Index is a capitalization-weighted index of 500 stocks that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The Russell Midcap® Index is comprised of approximately 800 of the smallest securities of the Russell 1000® Index based on a combination of their market capitalization and current index membership.

Portfolio Turnover

The Hennessy Cornerstone Mid Cap 30 Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Hennessy Cornerstone Mid Cap 30 Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example set forth in the Hennessy Cornerstone Mid Cap 30 Fund’s Prospectus dated February 29, 2016, affect the Hennessy Cornerstone Mid Cap 30 Fund’s performance. During the most recent fiscal year, the

Hennessy Cornerstone Mid Cap 30 Fund had a portfolio turnover rate of 5% of the average value of its portfolio.

A description of the Hennessy Cornerstone Mid Cap 30 Fund’s policies and procedures regarding the disclosure of its portfolio holdings is available in the Hennessy Cornerstone Mid Cap 30 Fund’s Statement of Additional Information dated February 29, 2016, and on the website of the Hennessy Cornerstone Mid Cap 30 Fund at hennessyfunds.com as of each calendar quarter end.

D.	Investment Advisor and Portfolio Managers
Westport Funds

For a discussion of the Westport Funds’ investment advisor and portfolio managers, see the Prospectus of the Westport Funds, dated May 1, 2016.

A discussion regarding the basis for the Board approving the investment advisory agreement for the Westport Funds with their investment advisor is available in the Annual Report to Shareholders for the Westport Funds for the fiscal year ended December 31, 2015.

Hennessy Cornerstone Mid Cap 30 Fund

Hennessy Advisors is the investment manager of the Hennessy Cornerstone Mid Cap 30 Fund.  The address of Hennessy Advisors, Inc. is 7250 Redwood Blvd., Suite 200, Novato, California 94945.

Hennessy Advisors has been providing investment advisory services since 1989.  Hennessy Advisors furnishes each of the sixteen series of Hennessy Fund Trust with office space and certain administrative services and provides most of the personnel needed by the sixteen series of Hennessy Funds Trust.

As of April 30, 2016, Hennessy Advisors managed approximately $6.47 billion of net assets on behalf of all sixteen series in Hennessy Funds Trust.  For its services, the Hennessy Cornerstone Mid Cap 30 Fund pays Hennessy Advisors an investment advisory fee at an annual rate of 0.74% of its average daily net assets.  A discussion regarding the basis for Hennessy Funds Trust’s Board of Trustees approving the investment advisory agreement with Hennessy Advisors for the Hennessy Cornerstone Mid Cap 30 Fund is available in the Semi-Annual Report of the Hennessy Cornerstone Mid Cap 30 Fund for the period ended April 30, 2016.

Neil J. Hennessy and Brian E. Peery are primarily responsible for the day-to-day management of the portfolio of the Hennessy Cornerstone Mid Cap 30 Fund and for developing and executing the Hennessy Cornerstone Mid Cap 30 Fund’s investment program. Mr. Hennessy serves as a Portfolio Manager of the Hennessy Cornerstone Mid Cap 30 Fund, and has served as a Portfolio Manager of the Fund since its inception. Mr. Hennessy has been the President, Chief Executive Officer and Chairman of the Board of Directors of Hennessy Advisors, a registered investment advisor, since its organization in 1989. Mr. Peery has served as a Portfolio Manager of the Hennessy Cornerstone Mid Cap 30 Fund since October 2014 and as a Co-Portfolio Manager from February 2011 through September 2014. He has been employed by Hennessy

Advisors since 2002.  The Statement of Additional Information for the Hennessy Cornerstone Mid Cap 30 Fund provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Hennessy Cornerstone Mid Cap 30 Fund.

E.	Payments to Broker-Dealers and Other Financial Intermediaries
Westport Funds

If you purchase shares of a Westport Fund through a broker-dealer or other financial intermediary (such as a bank), such Westport Fund and/or its related companies may pay the intermediary for shareholder services. In addition, Westport Advisers may pay additional compensation (at its own expense and not as an expense of a Westport Fund) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of Westport Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend a Westport Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Hennessy Cornerstone Mid Cap 30 Fund

If you purchase shares of the Hennessy Cornerstone Mid Cap 30 Fund through a broker-dealer or other financial intermediary (such as a bank), the Hennessy Cornerstone Mid Cap 30 Fund and its related companies may pay the intermediary for performing shareholder services or distribution-related services for the Hennessy Cornerstone Mid Cap 30 Fund.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Hennessy Cornerstone Mid Cap 30 Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

F.	Net Asset Value
Westport Funds

For a discussion of how the offering price of the Westport Funds’ shares is determined, see the Prospectus of the Westport Funds, dated May 1, 2016.

Hennessy Cornerstone Mid Cap 30 Fund

The net asset value for the shares of the Hennessy Cornerstone Mid Cap 30 Fund normally will be determined on each day the NYSE is open for trading. The net assets of the Hennessy Cornerstone Mid Cap 30 Fund are valued as of the close of the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time) on each business day.

The net asset value per share is computed by dividing the value of the securities held by the Hennessy Cornerstone Mid Cap 30 Fund plus any cash or other assets, less its liabilities, by the number of its outstanding shares, and adjusting the result to the nearest full cent. Securities listed on the NYSE, NYSE Amex Equities, or other national exchanges (other than The

NASDAQ Stock Market) are valued at the last sale price on the date of valuation, and securities that are traded on The NASDAQ Stock Market are valued at the Nasdaq Official Closing Price on the date of valuation. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when Hennessy Funds Trust’s Board of Trustees believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and ask prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by Hennessy Funds Trust’s Board of Trustees. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by Hennessy Funds Trust’s Board of Trustees best to reflect their full value. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

The Hennessy Cornerstone Mid Cap 30 Fund will process purchase and redemption orders received by U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) prior to the close of regular trading on a day that the NYSE is open at the net asset value determined later that day. It will process purchase and redemption orders received after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open. If an investor sends a purchase or redemption request to the Hennessy Cornerstone Mid Cap 30 Fund’s corporate address, instead of to its Transfer Agent, the Hennessy Cornerstone Mid Cap 30 Fund will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received in the offices of the Transfer Agent.

G.	Shares
Westport Funds

For a discussion of the Westport Funds’ shares, including how the shares may be purchased and redeemed, see the Prospectus of the Westport Funds, dated May 1, 2016.

Hennessy Cornerstone Mid Cap 30 Fund

Classes of Shares.  The Hennessy Cornerstone Mid Cap 30 Fund offers both Investor Class and Institutional Class shares.  Institutional Class shares are available only to institutional investors or to shareholders who invest directly in the Hennessy Cornerstone Mid Cap 30 Fund, or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with the Hennessy Cornerstone Mid Cap 30 Fund.  There is also a higher minimum initial investment for Institutional Class shares as described below.

Account Minimum Investments.  The minimum initial investment in Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund is $250,000 (though this minimum does not apply Class R shareholders of the Westport Funds who receive Hennessy Cornerstone Mid Cap 30 Fund Institutional Class shares in the Reorganization). For corporate sponsored retirement plans, there is no minimum investment. There is no subsequent minimum investment requirement for the Hennessy Cornerstone Mid Cap 30 Fund. A $100 minimum exists for each additional investment made through an Automatic Investment Plan.

The Hennessy Cornerstone Mid Cap 30 Fund reserves the right to waive or reduce the minimum initial investment amount for Institutional Class shares for purchases made through certain retirement, benefit and pension plans, or for certain classes of shareholders. For investors purchasing Institutional Class shares through a broker-dealer, financial institution or servicing agent, shareholder purchases may be aggregated to meet the minimum initial investment amount. Hennessy Advisors, in its discretion, may take into account the aggregate assets that a shareholder has in determining if the shareholder meets the minimum initial investment amount.

The investment minimums of the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund will not apply to Class R shareholders of the Westport Funds who receive Hennessy Cornerstone Mid Cap 30 Fund Institutional Class shares in the Reorganization, nor will the minimums that trigger conversion or mandatory redemption of the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund apply to Class R shareholders of the Westport Funds.

Market Timing Policy.  Frequent purchases and redemptions of the Hennessy Cornerstone Mid Cap 30 Fund’s shares by a shareholder may harm other shareholders of the Hennessy Cornerstone Mid Cap 30 Fund by interfering with efficient management of the Hennessy Cornerstone Mid Cap 30 Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Hennessy Cornerstone Mid Cap 30 Fund’s shares. Accordingly, Hennessy Funds Trust’s Board of Trustees discourages frequent purchases and redemptions of Hennessy Cornerstone Mid Cap 30 Fund shares by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Hennessy Cornerstone Mid Cap 30 Fund believes might engage in frequent purchases and redemptions of Hennessy Cornerstone Mid Cap 30 Fund shares.

The Hennessy Cornerstone Mid Cap 30 Fund tracks shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Hennessy Cornerstone Mid Cap 30 Fund. In this regard, pursuant to Rule 22c-2 of the Investment Company Act, the Hennessy Cornerstone Mid Cap 30 Fund enters into shareholder information agreements with financial intermediaries that purchase Hennessy Cornerstone Mid Cap 30 Fund shares for omnibus accounts. These agreements require the financial intermediary to provide the Hennessy Cornerstone Mid Cap 30 Fund access, upon request, to information about underlying shareholder transaction activity in the omnibus account. Any non-public personal information provided to the Hennessy Cornerstone Mid Cap 30 Fund is subject to the Hennessy Cornerstone Mid Cap 30 Fund’s privacy policy.

In considering a shareholder’s trading activity, the Hennessy Cornerstone Mid Cap 30 Fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in any of the sixteen series of Hennessy Funds Trust. If frequent trading or market timing is detected, the Hennessy Cornerstone Mid Cap 30 Fund, based on its assessment of the severity of the market timing, may take one or more of the following actions: (1) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (2) freeze the account demonstrating the activity from transacting further subscriptions; or (3) close the account demonstrating frequent trading activity.

Although the Hennessy Cornerstone Mid Cap 30 Fund has taken steps to discourage frequent purchases and redemptions of the Hennessy Cornerstone Mid Cap 30 Fund shares, it cannot guarantee that such trading will not occur.

Telephone Privileges.  The Hennessy Cornerstone Mid Cap 30 Fund offers shareholders the ability to redeem or exchange shares or purchase additional shares via telephone. If you do not wish to have these telephone privileges on your account, please decline this option in the Account Application. Otherwise, the telephone privileges will be available on your account.

How to Purchase Shares.  You may purchase shares of the Hennessy Cornerstone Mid Cap 30 Fund on any day the NYSE is open for trading. Purchase requests received prior to the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time) will be priced and processed as of the close of business on that day. Requests received after that time will be processed the following trading day at the following trading day’s pricing.

You may purchase Hennessy Cornerstone Mid Cap 30 Fund shares by check, wire or Automated Clearing House (“ACH”) network. The Hennessy Cornerstone Mid Cap 30 Fund will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. To prevent check fraud, the Hennessy Cornerstone Mid Cap 30 Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. In addition, the Hennessy Cornerstone Mid Cap 30 Fund cannot accept post-dated checks or any conditional order or payment.

The Hennessy Cornerstone Mid Cap 30 Fund will not issue certificates evidencing shares purchased. Instead, the Hennessy Cornerstone Mid Cap 30 Fund will send investors a written confirmation for all share purchases. The Hennessy Cornerstone Mid Cap 30 Fund reserves the right to reject any purchase in whole or in part.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Hennessy Cornerstone Mid Cap 30 Fund’s Anti-Money Laundering Compliance Program. The Hennessy Cornerstone Mid Cap 30 Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing a P.O. Box will not be accepted, although an alternate mailing address including a P.O. Box may be established. Please contact the Hennessy Cornerstone Mid Cap 30 Fund at 1-800-966-4354 or 1-415-899-1555 if you need additional assistance when completing your application. If the Hennessy Cornerstone Mid Cap 30 Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Hennessy Cornerstone Mid Cap 30 Fund reserves the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Hennessy Cornerstone Mid Cap 30 Fund have not been registered for sale outside of the United States.  The Hennessy Cornerstone Mid Cap 30 Fund does not sell shares to non-United States citizens, subject to its discretion.  Other than United States military personnel with an APO or FPO address, United States citizens living abroad may purchase Hennessy Cornerstone Mid Cap 30 Fund shares only if they have a social security number and a physical address (not a P.O. Box) within the United States, subject to the discretion of the Hennessy Cornerstone Mid Cap 30 Fund.  The Hennessy Cornerstone Mid Cap 30 Fund reserves the right, in its sole discretion and to the extent permitted by applicable law, to sell shares to non-United States citizens and United States citizens living abroad with a social security number but no physical address within the United States.

How Do I Purchase Shares by Check?  If you are making an initial investment, simply complete the appropriate Account Application and mail it with a check, made payable to “Hennessy Funds,” to:

For regular mail delivery: Hennessy Funds c/o U.S. Bancorp Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	For overnight delivery: Hennessy Funds c/o U.S. Bancorp Fund Services 615 East Michigan St., 3rd Floor Milwaukee, WI 53202-5207

The Hennessy Cornerstone Mid Cap 30 Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account in addition to any loss sustained by the Hennessy Cornerstone Mid Cap 30 Fund for any payment, check or electronic funds transfer returned to the Transfer Agent.

How Do I Purchase Shares by Wire?  Prior to wiring funds, a completed Account Application must be sent to the Transfer Agent by U.S. mail or overnight courier to one of the addresses listed above. If you are making an initial investment in the Hennessy Cornerstone Mid Cap 30 Fund, please contact the Transfer Agent at 1-800-261-6950 between 9:00 A.M. and 8:00 P.M. Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery or fax. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions to U.S. Bank, N.A. If you are making a subsequent purchase, prior to wiring funds, please notify the Transfer Agent. U.S. Bank, N.A. must receive wired funds prior to the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time) to receive same day pricing. Wired funds received after that time will be processed the following trading day with the following trading day’s pricing. The

Hennessy Cornerstone Mid Cap 30 Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

All wires should specify the Hennessy Cornerstone Mid Cap 30 Fund and class of shares, the name(s) in which the account is registered, the account number and the amount being wired. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to the Hennessy Cornerstone Mid Cap 30 Fund.

To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:

Hennessy Funds c/o U.S. Bank, N.A. 777 E. Wisconsin Ave. Milwaukee, WI 53202 ABA# 075000022	Credit: U.S. Bancorp Fund Services LLC Account Number: 112-952-137 Further Credit: Mutual fund name, shareholder name and account number

Can I Purchase Shares through Broker-Dealers?  You may buy, sell and exchange Hennessy Cornerstone Mid Cap 30 Fund shares through certain brokers (and their agents) that have made arrangements with the Hennessy Cornerstone Mid Cap 30 Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next net asset value calculated by the Hennessy Cornerstone Mid Cap 30 Fund. The broker (or its agent) holds your Hennessy Cornerstone Mid Cap 30 Fund shares in the broker’s (or its agent’s) name, and the broker (or its agent) maintains your individual ownership records. Hennessy Advisors may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Hennessy Cornerstone Mid Cap 30 Fund’s Prospectus.

If you decide to purchase Hennessy Cornerstone Mid Cap 30 Fund shares through a broker, please carefully review the program materials provided to you by the broker (or its agent), because particular brokers may adopt policies or procedures that are separate from those described herein. The broker (or its agent) is responsible for ensuring that you receive copies of the Hennessy Cornerstone Mid Cap 30 Fund’s Prospectus, Annual Report, Semi-Annual Report, and other Hennessy Cornerstone Mid Cap 30 Fund disclosure documents.

To inquire about an agreement, broker-dealers should call the Hennessy Cornerstone Mid Cap 30 Fund at 1-800-966-4354 or 1-415-899-1555.

How Do I Purchase Shares by Telephone?  Shareholders may purchase additional shares of the Hennessy Cornerstone Mid Cap 30 Fund by calling 1-800-261-6950.  Unless you have elected to decline telephone privileges on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account on record through the ACH network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be in the amount of $100 or more. If an account has more than one owner or authorized person, the Hennessy Cornerstone Mid Cap 30 Fund will accept telephone instructions from any one owner or authorized person.

Automatic Investment Plan.  For your convenience, the Hennessy Cornerstone Mid Cap 30 Fund offers an Automatic Investment Plan. This plan allows money to be moved from the shareholder’s bank account on record to the shareholder’s Hennessy Cornerstone Mid Cap 30 Fund account on a systematic schedule (e.g., monthly, quarterly, semi-annually and annually) that the shareholder selects. After your initial investment in the Hennessy Cornerstone Mid Cap 30 Fund, you may authorize the Hennessy Cornerstone Mid Cap 30 Fund to withdraw amounts of $100 or more.

If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application. You may call the Hennessy Cornerstone Mid Cap 30 Fund at 1-800-966-4354 or 1-415-899-1555 and request an application, or the application can be found at hennessyfunds.com. Signed applications should be received by the Transfer Agent at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Hennessy Cornerstone Mid Cap 30 Fund may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-261-6950 or in written form five calendar days prior to the effective date.

Retirement Plans.  You may invest in the Hennessy Cornerstone Mid Cap 30 Fund under the following retirement plans:

•	Coverdell Education Savings Account
•	Traditional IRA
•	Roth IRA
•	SEP-IRA for sole proprietors, partnerships and corporations
•	SIMPLE-IRA
The Hennessy Cornerstone Mid Cap 30 Fund recommends that investors consult with a financial and/or tax advisor regarding IRAs before investing in the Hennessy Cornerstone Mid Cap 30 Fund. The annual IRA maintenance fee is $15 (capped at $30 per social security number). The fee for a transfer, distribution (exclusive of systematic distribution plans) or recharacterization of an IRA is $25 per transaction. Complete details on fees are outlined in our Individual Retirement Account & Coverdell Educational Savings Account Disclosure Statement.

How To Sell Shares.  You may sell (redeem) your Hennessy Cornerstone Mid Cap 30 Fund shares on any day the NYSE is open for trading either directly through the Hennessy Cornerstone Mid Cap 30 Fund or through your investment representative, as applicable. Redemption requests received prior to the close of regular trading on the NYSE (normally

4:00 P.M. Eastern time/1:00 P.M. Pacific time) will be priced and processed as of the close of business on that day. Requests received after that time will be processed the following trading day at the following trading day’s pricing. Redemption requests for an IRA, Coverdell Education Plan or other retirement or qualified plan must be made in writing and cannot be made via telephone.

How Do I Sell Shares by Mail?  You may redeem your Hennessy Cornerstone Mid Cap 30 Fund shares by sending a written request to the Transfer Agent. After your request is received in “good order,” the Hennessy Cornerstone Mid Cap 30 Fund will redeem your shares at the next net asset value calculated by the Hennessy Cornerstone Mid Cap 30 Fund. To be in “good order,” redemption requests must include the following: (i) the name in which the account is registered; (ii) the account number; (iii) the number of Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund or the dollar value of Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund to be redeemed; (iv) any signature guarantees that are required; and (v) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether proceeds are to be sent by mail, wire or electronic funds transfer through the ACH network to your bank account on record. If you are redeeming from an IRA or other retirement or qualified plan, please indicate on your written request whether or not to withhold federal income tax (generally 10%). Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. To add wire instructions to an account at the time of the redemption, a signature guarantee is required. The letter should be signed by all shareholders whose names appear on the account registration. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required. Please see “When Are Signature Guarantees Required?” below.

How Do I Sell Shares by Telephone?  Unless you have declined telephone privileges on your account, you may redeem all or some of your Hennessy Cornerstone Mid Cap 30 Fund shares, up to a maximum of $100,000, by calling the Transfer Agent at 1-800-261-6950 between 9:00 A.M. and 8:00 P.M. Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading. Telephone redemptions will not be accepted for retirement accounts.

When you establish telephone privileges, you are authorizing the Hennessy Cornerstone Mid Cap 30 Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. If an account has more than one owner or authorized person, the Hennessy Cornerstone Mid Cap 30 Fund will accept telephone instructions from any one owner or authorized person. Redemption proceeds will be sent by check to the address of record unless you elect to have proceeds transferred to your bank account on record.

Before acting on instructions received by telephone, the Hennessy Cornerstone Mid Cap 30 Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Hennessy Cornerstone Mid Cap 30 Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Hennessy Cornerstone Mid Cap 30 Fund may change, modify or terminate these privileges at any time upon written notice to shareholders. The Hennessy Cornerstone Mid Cap 30 Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Hennessy Cornerstone Mid Cap 30 Fund, continuation of the privilege would be detrimental to the Hennessy Cornerstone Mid Cap 30 Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under “How Do I Purchase Shares by Check?” above. Your written request for telephone privileges must include name in which the account is registered and account number and must be signed by the registered owner(s) of the account. A signature guarantee or other acceptable form of authentication from a financial institution source may also be required. Please contact the Transfer Agent at 1-800-261-6950 before sending your instruction.

Telephone trades must be received prior to the close of regular trading on the NYSE to receive same day pricing. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

When Are Signature Guarantees Required?  To protect the Hennessy Cornerstone Mid Cap 30 Fund and its shareholders, a signature guarantee from either a Medallion program member or a non-Medallion program member is required in the following situations:

•	The redemption request includes a change of address, or a change of address request was received by the Transfer Agent within the last 30 calendar days;
•	The redemption proceeds are to be payable or sent to any person, address or bank account not on record;
•	IRA transfer; and
•	Account ownership is being changed.
In addition to the situations described above, the Hennessy Cornerstone Mid Cap 30 Fund or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (STAMP).  A notarized signature is not an acceptable substitute for a signature guarantee.

The Hennessy Cornerstone Mid Cap 30 Fund reserves the right, at its sole discretion, to waive the signature guarantee requirement for a specific redemption request.

When Will I Receive My Redemption Proceeds?  Payment of your redemption proceeds will be made promptly, but not later than seven calendar days after the receipt of your request in proper form. If you did not purchase your Hennessy Cornerstone Mid Cap 30 Fund shares by wire, the Hennessy Cornerstone Mid Cap 30 Fund may delay payment of your redemption proceeds for up to 15 calendar days from date of purchase or until your check has cleared, whichever occurs first. In addition, the Hennessy Cornerstone Mid Cap 30 Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

You may have a check sent to you at your address of record, proceeds may be wired to your bank account on record, or funds may be sent via electronic funds transfer through the ACH network to your bank account on record. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds for a complete redemption, or deducted from your remaining account balance for a partial redemption, and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. There is no charge to receive redemption proceeds via the ACH network, but credit may not be available for two to three business days.

The Hennessy Cornerstone Mid Cap 30 Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Hennessy Cornerstone Mid Cap 30 Fund’s portfolio. It is not expected that the Hennessy Cornerstone Mid Cap 30 Fund would do so except in unusual circumstances. If the Hennessy Cornerstone Mid Cap 30 Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Can My Account Be Involuntarily Redeemed or Converted?  The Hennessy Cornerstone Mid Cap 30 Fund may involuntarily redeem your shares upon certain conditions as determined by Hennessy Funds Trust’s Board of Trustees, including for example, but not limited to, (i) if you fail to provide the Hennessy Cornerstone Mid Cap 30 Fund with identification required by law, (ii) if the Hennessy Cornerstone Mid Cap 30 Fund is unable to verify information received from you, or (iii) to reimburse the Hennessy Cornerstone Mid Cap 30 Fund for any loss sustained by reason of any failure by you to make full payment for shares purchased. Additionally, as discussed in more detail below, shares may be redeemed or converted in connection with the closing of small accounts.  If your shares are involuntarily redeemed, there may be a taxable gain or loss as a result, see “Taxes, Dividends and Distributions—Hennessy Cornerstone Mid Cap 30 Fund—Tax Information” below.

If your Institutional Class shares account balance falls below $250,000 for any reason, you will be given 60 calendar days to make additional investments so that your account balance is $250,000 or more. If you do not, the Hennessy Cornerstone Mid Cap 30 Fund may convert your Institutional Class shares into Investor Class shares, at which time your account will be subject to the involuntary redemption policies and procedures for Investor Class shares. Any such conversion will occur at the relative net asset value of the two share classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares.

The right of involuntary redemption and conversion does not apply to former Class R shareholders of the Westport Funds who become Institutional Class shareholders of the Hennessy Cornerstone Mid Cap 30 Fund.

What Happens If My Account is Inactive for an Extended Period of Time?  Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Hennessy Cornerstone Mid Cap 30 Fund is unable to locate a shareholder, it will determine whether the shareholder’s account can legally be considered abandoned. The Hennessy Cornerstone Mid Cap 30 Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. No interest or income will be earned on any redemption or distribution check sent to you during the time the check remains uncashed.

How to Exchange Shares.  You may exchange shares of the Hennessy Cornerstone Mid Cap 30 Fund for shares of any of the other fifteen series of Hennessy Funds Trust any day the NYSE is open for trading either directly through the Hennessy Cornerstone Mid Cap 30 Fund or through your investment representative, as applicable. Exchange requests received prior to the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time) will be priced and processed as of the close of business on that day. Requests received after that time will be processed the following trading day at the following trading day’s pricing. Prior to making an exchange into any other series of Hennessy Funds Trust, you should obtain and carefully read that fund’s Prospectus, which may be obtained by calling 1-800-966-4354 or
 1-415-899-1555 or visiting hennessyfunds.com. Please keep in mind the minimum investment of $2,500 ($250 for IRAs) for Investor Class shares and $250,000 for Institutional Class shares when determining the number of shares you want to exchange.  These investment minimums do not apply to former Class R shareholders of the Westport Funds who become Institutional Class shareholders of the Hennessy Cornerstone Mid Cap 30 Fund, and such shareholders may exchange their Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund for any other Institutional Class shares of a Hennessy Fund regardless of the amount invested.

You may also exchange shares of the Hennessy Cornerstone Mid Cap 30 Fund for shares of the First American Prime Obligations Fund, a money market mutual fund not affiliated with any series of Hennessy Funds Trust, Hennessy Advisors or any sub-advisor to a series of Hennessy Funds Trust. The exchange privilege does not constitute an offering or recommendation on the part of the Hennessy Cornerstone Mid Cap 30 Fund, Hennessy Advisors or any sub-advisor to any series of Hennessy Funds Trust of an investment in the First American

Prime Obligations Fund. Prior to making an exchange into the First American Prime Obligations Fund, you should obtain and carefully read that fund’s prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555. If you exchange your Hennessy Cornerstone Mid Cap 30 Fund shares into shares of the First American Prime Obligations Fund, you may establish checkwriting privileges on that money market account for regular (non-IRA) accounts. Contact the Transfer Agent at 1-800-261-6950 for a checkwriting application and signature card.

The Hennessy Cornerstone Mid Cap 30 Fund reserves the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess Hennessy Cornerstone Mid Cap 30 Fund expenses. The Hennessy Cornerstone Mid Cap 30 Fund reserves the right to reject any exchange order. The Hennessy Cornerstone Mid Cap 30 Fund may modify or terminate the exchange privilege upon written notice to shareholders. The Hennessy Cornerstone Mid Cap 30 Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in its judgment, continuation of the privilege would be detrimental to it and its shareholders. Such temporary suspension can be without prior notification to shareholders. You may have a taxable gain or loss as a result of an exchange because the Code treats an exchange as a sale of shares.

Exchanging Shares by Mail.  You may exchange your Hennessy Cornerstone Mid Cap 30 Fund shares simply by sending a written request to the Transfer Agent. You should give the name in which your account is registered, account number, the number of Hennessy Cornerstone Mid Cap 30 Fund shares or the dollar value of Hennessy Cornerstone Mid Cap 30 Fund shares to be exchanged, and the name of the other fund into which the exchange is being made. If you have an existing account with the other fund, you should also give the name and account number for that fund. The letter should be signed by all shareholders whose names appear on the account registration.

Exchanging Shares by Telephone.  Unless you have declined telephone privileges on your Account Application, you may also exchange Hennessy Cornerstone Mid Cap 30 Fund shares by calling the Transfer Agent at 1-800-261-6950 before the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time). If you are exchanging Hennessy Cornerstone Mid Cap 30 Fund shares by telephone, you will be subject to certain identification procedures, which are listed under “How Do I Sell Shares by Telephone?” above. If an account has more than one owner or authorized person, the Hennessy Cornerstone Mid Cap 30 Fund will accept telephone instructions from any one owner or authorized person.

Householding.  To help keep the Hennessy Cornerstone Mid Cap 30 Fund’s costs as low as possible, Hennessy Funds Trust generally delivers a single copy of most financial reports and Prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a Prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 1-800-261-6950 and we will begin individual delivery within 30 calendar days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

Electronic Delivery.  The Hennessy Cornerstone Mid Cap 30 Fund offers shareholders the option to receive account statements, Prospectuses, tax forms and reports online. To sign up for eDelivery, please visit hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Hennessy Cornerstone Mid Cap 30 Fund at 1-800-261-6950.

H.	Taxes, Dividends and Distributions
Westport Funds

For a discussion of the Westport Funds’ policy with respect to dividends and distributions and the tax consequences of an investment in the Westport Funds’ shares, see the Prospectus of the Westport Funds, dated May 1, 2016.

Hennessy Cornerstone Mid Cap 30 Fund

Dividends and Distributions.  The Hennessy Cornerstone Mid Cap 30 Fund will make distributions of dividends and capital gains, if any, annually, usually in December of each year.  The Hennessy Cornerstone Mid Cap 30 Fund may make additional distributions if necessary to comply with the distribution requirements of the Code.

You have four distribution options:

•	Automatic Reinvestment Option –
•	Both dividend and capital gains distributions will be reinvested in additional Hennessy Cornerstone Mid Cap 30 Fund shares.
•	Split Cash Reinvest Options –
•	Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Hennessy Cornerstone Mid Cap 30 Fund shares; or
•	Your dividends will be reinvested in additional Hennessy Cornerstone Mid Cap 30 Fund shares and your capital gains distributions will be paid in cash.
•	All Cash Option –
•	Both dividends and capital gains distributions will be paid in cash.
If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for at least six months, the Hennessy Cornerstone Mid Cap 30 Fund reserves the right to reinvest the distribution check in your account, at the current net asset value of the Hennessy Cornerstone Mid Cap 30 Fund, and to reinvest all subsequent distributions.

You may make this election on the Account Application. If you do not make an election, your distributions will be reinvested in additional Hennessy Cornerstone Mid Cap 30 Fund shares. You may change your election by writing to the Transfer Agent or by calling 1-800-261-6950. Any changes should be submitted at least five calendar days prior to the record date of the distribution.

Tax Information.  The Hennessy Cornerstone Mid Cap 30 Fund’s distributions, whether received in cash or additional Hennessy Cornerstone Mid Cap 30 Fund shares, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income or capital gains (which may be taxed at different rates depending on the length of time the Hennessy Cornerstone Mid Cap 30 Fund holds the assets generating the capital gains).

If you exchange or sell your Hennessy Cornerstone Mid Cap 30 Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Hennessy Cornerstone Mid Cap 30 Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Hennessy Cornerstone Mid Cap 30 Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. You may choose a method other than the Hennessy Cornerstone Mid Cap 30 Fund’s standing method at the time of your purchase or upon the sale of covered shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Hennessy Cornerstone Mid Cap 30 Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of Hennessy Cornerstone Mid Cap 30 Fund shares. Shareholders should consult their own tax advisors to determine the tax consequences of owning Hennessy Cornerstone Mid Cap 30 Fund shares.

I.	Financial Highlights
Westport Funds

For financial information about the Westport Funds, see the Prospectus of the Westport Funds, dated May 1, 2016.

Hennessy Cornerstone Mid Cap 30 Fund

The financial highlights for the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund for the past five fiscal years ended October 31, 2015, are attached hereto as Exhibit B. The accounting survivor of the Reorganization will be the Hennessy Cornerstone Mid Cap 30 Fund.

J.	Distribution Arrangements
Westport Funds

For a discussion of the Westport Funds’ distribution arrangements, see the Prospectus of the Westport Funds, dated May 1, 2016.

Hennessy Cornerstone Mid Cap 30 Fund

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Hennessy Cornerstone Mid Cap 30 Fund.  As such, Quasar is responsible for all purchases, sales, redemptions and other transfers of shares.  As distributor, Quasar also provides certain administrative services.  Shares of the Hennessy Cornerstone Mid Cap 30 Fund are offered for sale on a continuous basis at net asset value per share.  Quasar is a registered broker-dealer and member of FINRA.

VI.	VOTING INFORMATION
All shares of the Westport Funds are entitled to vote on the proposals.  Thirty-three and one-third percent of a Westport Fund’s outstanding shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting constitutes a quorum at such meeting.  The Plan will be approved as follows by shareholders of the Westport Trust:

•
Westport Fund:  Class R and Class I shareholders of the Westport Fund will vote together to approve the Plan.  Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the Investment Company Act) of the Class R and Class I shareholders of the Westport Fund voting together.  The “vote of a majority of the outstanding voting securities” means with regard to the Class R and Class I shares of the Westport Fund voting together: the affirmative vote of the lesser of (i) 67% or more of the aggregate outstanding shares of Class R and Class I present at the meeting if more than 50% of the aggregate outstanding shares of Class R and Class I are present in person or by proxy or (ii) more than 50% of the aggregate outstanding shares of Class R and Class I.

•
Westport Select Cap Fund: Class R and Class I shareholders of the Westport Select Cap Fund will vote together to approve the Plan.  Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the Investment Company Act) of the Class R and Class I shareholders of the Westport Select Cap Fund voting together.  The “vote of a majority of the outstanding voting securities” means with regard to the Class R and Class I shares of the Westport Select Cap Fund voting together: the affirmative vote of the lesser of (i) 67% or more of the aggregate outstanding shares of Class R and Class I present at the meeting if more than 50% of the aggregate outstanding shares of Class R and Class I are present in person or by proxy or (ii) more than 50% of the aggregate outstanding shares of Class R and Class I.

The approval of the Plan by each Westport Fund’s shareholders is required for the consummation of the Reorganization.  If neither or only one Westport Fund approves the Plan, the Westport Trust may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan.  If sufficient votes are not obtained to approve the Plan by both of the Westport Funds, the Reorganization will not be consummated.

All shares represented by each properly signed proxy received before the meeting will be voted at the special meeting.  Proxies may be voted by mail, by telephone at the toll-free telephone number listed on your proxy card or via the Internet at the website shown on your proxy card.  If a shareholder specifies how the proxy is to be voted on any business properly to come before the special meeting, it will be voted in accordance with instruction given.  If no choice is indicated on the proxy, it will be voted “FOR” approval of the Reorganization.  If any other matters come before the special meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  Approval of the Plan to implement the Reorganization will occur only if a sufficient number of votes are cast “FOR” that proposal.  Abstentions and broker non-votes do not constitute a vote “FOR” and will have no effect on the outcome of the voting.

Shareholders are also being asked to vote on a proposal to adjourn the special meeting to solicit additional proxies if a quorum does not exist or if a quorum exists but there are insufficient votes at the time of the adjournment to approve the Plan.  Any business that might have been transacted at the special meeting may be transacted at any such adjourned session(s) at which a quorum is present.  Approval of the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan, requires a majority of the votes represented at the special meeting, whether or not a quorum is present.  The special shareholder meeting may be held as adjourned without further notice if such time and place are announced at the special meeting at which the adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting unless a new record date of the adjourned meeting is fixed by the Board.  Notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the Westport Funds’ bylaws.

With respect to the proposal to adjourn, there will be no broker non-votes and abstentions will have no effect on the outcome of the proposal.  Unless marked to the contrary, proxies received will be voted “FOR” the proposal to adjourn.

A.	Method and Cost of Solicitation
This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board for use at the special meeting.  It is expected that the solicitation of proxies will be primarily by mail, telephone and via the Internet.  Westport Advisers and Hennessy Advisors will pay all of the expenses related to the special meeting, including expenses associated with the solicitation of proxies such as copying, printing and mailing proxy materials.

Westport Advisers and Hennessy Advisors have retained, at their expense, Broadridge Financial Solutions, Inc. to assist in the solicitation of proxies.  The cost of solicitation for the Reorganization is currently estimated to be approximately $240,000 in the aggregate.

B.	Right of Revocation
Any shareholder giving a proxy may revoke it before it is exercised at the special meeting, either by providing written notice to the Westport Funds, by submission of a later-dated, duly executed proxy or by voting in person at the special meeting.  If not so revoked, the votes will be cast at the special meeting, and any postponements or adjournments thereof.  Attendance by a shareholder at the special meeting does not, by itself, revoke a proxy.

C.	Voting Securities and Principal Holders
Shareholders of the Westport Funds at the close of business on June 28, 2016 (the “Record Date”), will be entitled to be present and vote at the special meeting.  Each outstanding share is entitled to one vote.  As of the Record Date, with regard to Class R shares there were:

•
10,645,701 Class R shares of the Westport Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $308,619,955; and

•
4,662,272 Class R shares of the Westport Select Cap Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $62,121,621.

As of the Record Date, with regard to Class I shares there were:

•
3,383,656 Class I shares of the Westport Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $99,135,836; and

•
4,316,517 Class I shares of the Westport Select Cap Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $63,446,886.

Principal Holders of the Westport Funds

As of the Record Date, the Westport Funds’ shareholders of record and/or beneficial owners (to the Westport Funds’ knowledge) who owned five percent or more of the Westport Funds’ total outstanding shares is set forth below:

Westport Fund – Class R	Shares	Percentage

National Financial Services Corp. For Exclusive Benefit of our Customers New York, New York 10281	4,248,529	39.90%

Charles Schwab & Co. Inc. Special Custody Account for Customers Attn: Mutual Funds San Francisco, California 94104	3,445,198	32.35%

TD Ameritrade, Inc. For the Exclusive Benefit of our Clients Omaha, Nebraska 68103	1,888,146	17.73%

Westport Fund – Class I	Shares	Percentage

Charles Schwab & Co. Inc. Special Custody Account for Customers Attn: Mutual Funds San Francisco, California 94104	1,645,140	48.58%

Draper Co. Bryn Mawr, Pennsylvania 19010	669,054	19.76%

National Financial Services Corp. For Exclusive Benefit of our Customers New York, New York 10281	312,478	9.23%

Westport Select Cap Fund – Class R	Shares	Percentage

Charles Schwab & Co. Inc. Special Custody Account for Customers Attn: Mutual Funds San Francisco, California 94104	2,027,009	43.45%

National Financial Services Corp. For Exclusive Benefit of our Customers New York, New York 10281	1,388,305	29.76%

TD Ameritrade, Inc. For the Exclusive Benefit of our Clients Omaha, Nebraska 68103	266,298	5.71%

Westport Select Cap Fund – Class I	Shares	Percentage

Charles Schwab & Co. Inc. Special Custody Account for Customers Attn: Mutual Funds San Francisco, California 94104	673,443	15.45%

TD Ameritrade, Inc. For the Exclusive Benefit of our Clients Omaha, Nebraska 68103	441,397	10.13%

Strafe Co. FAO W36166002 Newark, Delaware 19714	413,071	9.48%

Pershing LLC For the Benefit of its Customers Jersey City, New Jersey 07399	357,654	8.20%

Lincoln Retirement Services Co. For the Exclusive Benefit of Mississippi Health Services Fort Wayne, Indiana 46801	339,369	7.79%

Andrew Knuth Weston, Connecticut 06883	324,151	7.44%

National Financial Services Corp. For Exclusive Benefit of our Customers New York, New York 10281	271,881	6.24%

As of the Record Date, the officers and trustees of the Westport Funds, as a group, owned of record and beneficially 2.2% and 4.7% of the outstanding shares of the Westport Fund and the Westport Select Cap Fund, respectively.

No person is deemed to “control” any of the Westport Funds, as that term is defined in the Investment Company Act, because no Westport Fund knows of any person who owns beneficially or through controlled companies more than 25% of a Westport Fund’s shares or who acknowledges the existence of control.

Principal Holders Hennessy Cornerstone Mid Cap 30 Fund

As of the Record Date, the Hennessy Cornerstone Mid Cap 30 Fund’s shareholders of record and/or beneficial owners (to the Hennessy Cornerstone Mid Cap 30 Fund’s knowledge) who owned five percent or more of the Hennessy Cornerstone Mid Cap 30 Fund’s total outstanding shares is set forth below:

Hennessy Cornerstone Mid Cap 30 Fund – Institutional Class	Shares	Percentage

National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor Jersey City, New Jersey 07310	6,889,884	29.14%

First Clearing LLC For the Benefit of our Customers Saint Louis, Missouri 63102	4,336,859	18.34%

Charles Schwab & Co. Inc. Special Custody Account for Customers Attn: Mutual Funds San Francisco, California 94104	3,807,363	16.10%

UBS WM USA Omnibus Account Weehawken, New Jersey 07086	2,623,705	11.10%

Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of its Customers Jacksonville, Florida 32246	1,792,446	7.58%

Pershing LLC For the Benefit of its Customers Jersey City, New Jersey 07399	1,349,468	5.71%

As of the Record Date, the officers and trustees of the Hennessy Cornerstone Mid Cap 30 Fund owned of record and beneficially less than 1% of the outstanding shares of the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund.

No person is deemed to “control” the Hennessy Cornerstone Mid Cap 30 Fund, as that term is defined in the Investment Company Act, because Hennessy Cornerstone Mid Cap 30

Fund knows of no person who owns beneficially or through controlled companies more than 25% of the Hennessy Cornerstone Mid Cap 30 Fund’s shares or who acknowledges the existence of control.

Pro Forma Principal Holders Hennessy Cornerstone Mid Cap 30 Fund

If the Reorganization had been effected as of the Record Date, the Hennessy Cornerstone Mid Cap 30 Fund’s Institutional Class shareholders of record and/or beneficial owners (to the Hennessy Cornerstone Mid Cap 30 Fund’s knowledge) who would have owned five percent or more of the Hennessy Cornerstone Mid Cap 30 Fund’s total outstanding Institutional Class shares is set forth below:

Hennessy Cornerstone Mid Cap 30 Fund – Institutional Class Pro Forma	Shares	Percentage

Charles Schwab & Co. Inc. Special Custody Account for Customers Attn: Mutual Funds San Francisco, California 94104	11,598,153	21.94%

National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor Jersey City, New Jersey 07310	6,889,884	13.03%

National Financial Services Corp. For Exclusive Benefit of our Customers New York, New York 10281	6,221,193	11.77%

First Clearing LLC For the Benefit of our Customers Saint Louis, Missouri 63102	4,336,859	8.20%

If the Reorganization had been effected as of the Record Date, the officers and trustees of the Hennessy Cornerstone Mid Cap 30 Fund would have owned of record and beneficially less than 1% of the outstanding shares of the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund.

VII.	ADDITIONAL INFORMATION
Documents that relate to the Westport Funds are available, without charge, by writing to the Secretary of The Westport Trust at 253 Riverside Avenue, Westport, Connecticut 06880, by calling 1-888-593-7878 or over the Internet at www.westportfunds.com.

Documents that relate to the Hennessy Cornerstone Mid Cap 30 Fund are available, without charge, by writing to Hennessy Funds Trust at 7250 Redwood Blvd., Suite 200, Novato, California 94945, by calling 1-800-966-4353 or 1-415-899-1555 or over the Internet at hennessyfunds.com.

The Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company

Act, and in accordance therewith, file reports, proxy materials, and other information relating to the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund, respectively, with the SEC.  Reports, proxy and information statements, and other information filed by the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund, can be obtained by calling or writing the funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at 100 F Street, N.E., Washington DC 20549.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington D.C. 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

It is expected that this Proxy Statement will be mailed to shareholders on or about July 21, 2016.

VIII.	MISCELLANEOUS INFORMATION
A.	Other Business
The Board knows of no other business to be brought before the special meeting.  If any other matters come before the special meeting, it is the Board’s intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B.	Next Meeting of Shareholders
The Westport Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act.  By observing this policy, the Westport Funds seek to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings, as well as the related expenditure of staff time.  If the Reorganization is not completed, the next meeting of the shareholders of the Westport Funds will be held at such time as the Board  may determine or at such time as may be legally required.  Any shareholder proposal intended to be presented at such meeting must be received by the Westport Funds at their office at a reasonable time before the meeting, as determined by the Board, to be included in the Westport Funds’ Proxy Statement and form of proxy relating to that meeting, and it must satisfy all other legal requirements.

C.	Legal Matters
The validity of the issuance of the Hennessy Cornerstone Mid Cap 30 Fund shares will be passed upon by Foley & Lardner LLP, Milwaukee, Wisconsin.

D.	Experts
The financial statements of the Westport Funds are incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, to the Westport Funds’ Annual Report to Shareholders and have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Hennessy Cornerstone Mid Cap 30 Fund are incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, to the Hennessy Cornerstone Mid Cap 30 Fund’s Annual Report to Shareholders and have been audited by KPMG LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

By Order of the Board of Trustees of The Westport Funds,

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr., President
The Westport Funds
July 13, 2016

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [•] day of [•], 2016, by and between Hennessy Funds Trust, a Delaware statutory trust (“Hennessy Funds Trust”), on behalf of the Hennessy Cornerstone Mid Cap 30 Fund, and The Westport Funds, a Delaware statutory trust (the “Westport Trust”), on behalf of the Westport Fund and the Westport Select Cap Fund (each a “Reorganizing Fund”, and, together, the “Reorganizing Funds”).  Shareholders of the Reorganizing Funds are referred to herein as “Investors”.

Westport Advisers, LLC (“Westport Advisers”) joins this Agreement solely for purposes of Section 9.  Westport Advisers represents and warrants that the execution, delivery and performance of this Agreement by Westport Advisers will have been duly authorized prior to the Closing Date (as defined in Section 3.1) by all necessary action on the part of Westport Advisers, and this Agreement will constitute a valid and binding obligation of Westport Advisers enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles.  Hennessy Advisors, Inc. (“Hennessy Advisors”) joins this Agreement solely for purposes of Section 9.  Hennessy Advisors represents and warrants that the execution, delivery and performance of this Agreement by Hennessy Advisors will have been duly authorized prior to the Closing Date by all necessary action on the part of Hennessy Advisors, and this Agreement will constitute a valid and binding obligation of Hennessy Advisors enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles.

In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of each Reorganizing Fund be transferred to the Hennessy Cornerstone Mid Cap 30 Fund, and that the Hennessy Cornerstone Mid Cap 30 Fund assume all liabilities, expenses, costs, charges and reserves of the Reorganizing Funds, whether absolute or contingent, known or unknown, accrued or unaccrued (other than Excluded Liabilities, as defined in that certain Transaction Agreement between Hennessy Advisors and Westport Advisers, dated as of May 2, 2016) (each a “Liability” and together the “Liabilities”), in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund (“Shares”), and that these Shares be distributed immediately after the Closing (as defined in the preamble to Section 1), as appropriate, by such Reorganizing Fund to its Investors in liquidation of such Reorganizing Fund.  Holders of Class R and Class I shares of each of the Reorganizing Funds will receive Institutional Class Shares of the Hennessy Cornerstone Mid Cap 30 Fund.  This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	PLAN OF REORGANIZATION
Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, each Reorganizing Fund shall assign, deliver and otherwise transfer its assets (the “Reorganizing Fund Assets”) to the Hennessy Cornerstone Mid Cap 30 Fund and the Hennessy Cornerstone Mid Cap 30 Fund shall assume the Reorganizing Funds’ Liabilities.  The Hennessy Cornerstone Mid Cap 30 Fund shall, as consideration therefor, on the Closing Date, deliver to the Westport Fund and the Westport Select Cap Fund, the Institutional Class Shares of the Hennessy Cornerstone Mid Cap 30 Fund, the number of which shall be determined by dividing (a) the value of said Reorganizing Fund Assets, net of the Liabilities, computed in the manner and as of the time and date set forth in Section 2.1, by (b) the net asset value of one share of the Hennessy Cornerstone Mid Cap 30 Fund Shares computed in the manner and as of the time and date set forth in Section 2.2.  Holders of Class R and Class I shares of each of the Reorganizing Funds will receive Institutional Class Shares of the Hennessy Cornerstone Mid Cap 30 Fund.  Such transfer, delivery and assumption shall take place as provided for in Section 3.1 (hereinafter sometimes referred to as the “Closing”).  Immediately following the Closing, the Westport Fund and the Westport Select Cap Fund shall distribute the appropriate number of Institutional Class Shares of the Hennessy Cornerstone Mid Cap 30 Fund to the Investors of both classes of each Reorganizing Fund in liquidation of the Reorganizing Funds, as provided in Section 1.4 hereof.  The Agreement and transactions contemplated hereunder for each Reorganizing Fund and the Hennessy Cornerstone Mid Cap 30 Fund are hereinafter referred to as the “Reorganization”.

1.1          (a)          With respect to each Reorganizing Fund, the Reorganizing Fund Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by such Reorganizing Fund, and any prepaid expenses shown as an asset on such Reorganizing Fund’s books on the Closing Date.

(b)          Not less than ten calendar days before the Closing Date, each of the Reorganizing Funds will provide the Hennessy Cornerstone Mid Cap 30 Fund with a schedule of its assets and its known liabilities, and the Hennessy Cornerstone Mid Cap 30 Fund will provide the Reorganizing Funds with a copy of the current investment objective and policies of the Hennessy Cornerstone Mid Cap 30 Fund.  Each of the Reorganizing Funds reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the applicable Reorganizing Fund’s assets before the Closing Date, but will not, without the prior approval of the Hennessy Cornerstone Mid Cap 30 Fund, acquire any additional securities.  If it is determined that the portfolios of a Reorganizing Fund and the Hennessy Cornerstone Mid Cap 30 Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Hennessy Cornerstone Mid Cap 30 Fund is or will be subject with respect to such investments, the Reorganizing Fund, if requested by the Hennessy Cornerstone Mid Cap 30

Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

1.2 Each of the Reorganizing Funds will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Hennessy Cornerstone Mid Cap 30 Fund will assume all of the Liabilities of the Reorganizing Funds.  The Hennessy Cornerstone Mid Cap 30 Fund shall not assume any Liability for any obligation of a Reorganizing Fund to file reports with the Securities and Exchange Commission (the “SEC”), Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Reorganizing Fund.

1.3 Immediately following the Closing, the Westport Fund will distribute the Institutional Class Shares of the Hennessy Cornerstone Mid Cap 30 Fund received by the Westport Fund pursuant to the preamble to Section 1 pro rata to its Investors of record determined as of the close of business on the Closing Date in complete liquidation of the Westport Fund and the Westport Select Cap Fund will distribute the Institutional Class Shares of the Hennessy Cornerstone Mid Cap 30 Fund received by the Westport Select Cap Fund pursuant to the preamble to Section 1 pro rata to its Investors of record determined as of the close of business on the Closing Date in complete liquidation of the Westport Select Cap Fund.  Holders of Class R and Class I shares of each of the Reorganizing Funds will receive Institutional Class Shares of the Hennessy Cornerstone Mid Cap 30 Fund.  The distribution will be accomplished by an instruction, signed by an appropriate officer of Hennessy Funds Trust, to transfer the Hennessy Cornerstone Mid Cap 30 Fund’s Shares then credited to the applicable Reorganizing Fund’s account on the books of the Hennessy Cornerstone Mid Cap 30 Fund to open accounts on the books of the Hennessy Cornerstone Mid Cap 30 Fund established and maintained by the Hennessy Cornerstone Mid Cap 30 Fund’s transfer agent in the names of record of the Reorganizing Funds’ Investors and representing the number of Shares of the Hennessy Cornerstone Mid Cap 30 Fund due each Investor of the Reorganizing Funds.  All issued and outstanding shares of both classes of each of the Reorganizing Funds will be cancelled simultaneously therewith on the Reorganizing Funds’ books, and any outstanding share certificates representing interests in the Reorganizing Funds will represent only the right to receive such number of the applicable Hennessy Cornerstone Mid Cap 30 Fund’s Shares after the Closing as determined in accordance with the preamble to Section 1.

1.4 Following the transfer of assets by the Reorganizing Funds to the Hennessy Cornerstone Mid Cap 30 Fund, the assumption of the Liabilities by the Hennessy Cornerstone Mid Cap 30 Fund, and the distribution by the Reorganizing Funds of the Hennessy Cornerstone Mid Cap 30 Fund’s Shares received by it pursuant to Section 1.3, the Reorganizing Funds shall terminate their qualification, classification and registration with all appropriate federal and state agencies.  Any reporting or other responsibility of the Reorganizing Funds is and shall remain the responsibility of the Reorganizing Funds up to and including the date on which the Reorganizing Funds are terminated and deregistered, subject to any reporting or other obligations described in Section 4.8.

2.	VALUATION
2.1 The value of the Reorganizing Fund Assets shall be the value of those assets computed as of the time at which net asset value is calculated pursuant to the valuation procedures set forth in the Hennessy Cornerstone Mid Cap 30 Fund’s then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the “Valuation Date”).  As of the close of business on the Valuation Date, the movement of records and materials of the Reorganizing Funds, and conversion thereof, to the fund accounting and administrative services agent of the Hennessy Cornerstone Mid Cap 30 Fund shall commence for completion prior to the Closing Date.

2.2 The net asset value of each share of the Hennessy Cornerstone Mid Cap 30 Fund’s Shares shall be the net asset value per share computed on the Valuation Date, using the market valuation procedures set forth in the Hennessy Cornerstone Mid Cap 30 Fund’s then-current Prospectus and Statement of Additional Information.

2.3 All computations of value contemplated by this Section 2 shall be made by the Hennessy Cornerstone Mid Cap 30 Fund’s administrator in accordance with its regular practice as pricing agent.  The Hennessy Cornerstone Mid Cap 30 Fund shall cause its administrator to deliver a copy of its valuation report to the Reorganizing Funds at the Closing.

3.	CLOSING AND CLOSING DATE
3.1 The Closing for the Reorganization shall occur on September 23, 2016, and/or on such other date as may be mutually agreed upon in writing by the parties hereto (each, a “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously, immediately after the close of business on the Closing Date unless otherwise provided.

3.2 The Hennessy Cornerstone Mid Cap 30 Fund’s custodian shall deliver at the Closing evidence that: (a) the Reorganizing Fund Assets have been delivered in proper form to the Hennessy Cornerstone Mid Cap 30 Fund as of the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Reorganizing Funds in conjunction with the delivery of portfolio securities.

3.3 Notwithstanding anything herein to the contrary, if on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Hennessy Cornerstone Mid Cap 30 Fund, accurate appraisal of the value of the net assets of a Hennessy Cornerstone Mid Cap 30 Fund or a Reorganizing Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.	COVENANTS WITH RESPECT TO THE HENNESSY CORNERSTONE MID CAP 30 FUND AND THE REORGANIZING FUNDS
4.1 With respect to the Reorganizing Funds, the Westport Trust has called or will call a meeting of shareholders of the Reorganizing Funds to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for each of the Reorganizing Fund’s liquidating distribution of Shares of the Hennessy Cornerstone Mid Cap 30 Fund contemplated hereby, and for each of the Reorganizing Funds to terminate its qualification, classification and registration if requisite approvals are obtained with respect to the Reorganizing Funds.  The Westport Trust on behalf of the Reorganizing Funds shall assist Hennessy Funds Trust on behalf of the Hennessy Cornerstone Mid Cap 30 Fund in preparing the notice of meeting, form of proxy and proxy statement/prospectus (collectively, “Proxy Materials”) to be used in connection with that meeting and the registration statement on Form N-14 to be prepared by Hennessy Funds Trust pursuant to Section 4.6.

4.2 The Westport Trust on behalf of the Reorganizing Funds covenants that the Shares of the Hennessy Cornerstone Mid Cap 30 Fund to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.3 The Westport Trust on behalf of the Reorganizing Funds will assist the Hennessy Cornerstone Mid Cap 30 Fund in obtaining such information as the Hennessy Cornerstone Mid Cap 30 Fund reasonably requests concerning the beneficial ownership of shares of the Reorganizing Funds.

4.4 Subject to the provisions hereof, Hennessy Funds Trust, on behalf of the Hennessy Cornerstone Mid Cap 30 Fund, and the Westport Trust, on behalf of the Reorganizing Funds, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

4.5 The Reorganizing Funds shall furnish to the Hennessy Cornerstone Mid Cap 30 Fund on the Closing Date, a final statement of the total amount of each Reorganizing Fund’s assets and liabilities as of the Closing Date.

4.6 Hennessy Funds Trust, on behalf of the Hennessy Cornerstone Mid Cap 30 Fund, has prepared and filed, or will prepare and file, with the SEC a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “1933 Act”), relating to the Shares of the Hennessy Cornerstone Mid Cap 30 Fund (the “Registration Statement”).  The Reorganizing Funds have provided or will provide the Hennessy Cornerstone Mid Cap 30 Fund with necessary or advisable information and disclosure relating to the Reorganizing Funds for inclusion in the Proxy Materials, which are part of the Registration Statement, and with such other information and documents relating to the Reorganizing Funds as are requested by the Hennessy Cornerstone Mid Cap 30 Fund and as are reasonably necessary or advisable for the preparation of the Registration Statement.

4.7 After the Closing, Hennessy Funds Trust shall or shall cause its agents to prepare any federal, state or local tax returns, including any Forms 1099, required to be filed by the Hennessy Cornerstone Mid Cap 30 Fund, which returns shall include the activity of the Reorganizing Funds for the period January 1, 2016, through the close of business on the Valuation Date, and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

4.8 Following the transfer of Reorganizing Fund Assets by the Reorganizing Funds to the Hennessy Cornerstone Mid Cap 30 Fund and the assumption of the Liabilities in exchange for Shares of the Hennessy Cornerstone Mid Cap 30 Fund as contemplated herein, the Westport Trust on behalf of the Reorganizing Funds will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Reorganizing Funds, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or declassification of the Reorganizing Funds in accordance with the laws of Delaware and other applicable requirements.

4.9 Hennessy Funds Trust and the Westport Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position.

5.	REPRESENTATIONS AND WARRANTIES
5.1 Hennessy Funds Trust, on behalf of the Hennessy Cornerstone Mid Cap 30 Fund, represents and warrants to the Reorganizing Funds as of the date hereof and as of the Closing Date as follows:

(a)          Hennessy Funds Trust was duly created pursuant to its Trust Instrument by its Board of Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is validly existing under the laws of Delaware, and the Trust Instrument directs the Board of Trustees to manage the affairs of Hennessy Funds Trust and grants them all powers necessary or desirable to carry out such responsibility, including administering the Hennessy Cornerstone Mid Cap 30 Fund’s business as currently conducted by the Hennessy Cornerstone Mid Cap 30 Fund and as described in the current Prospectus of the Hennessy Cornerstone Mid Cap 30 Fund.  The Hennessy Cornerstone Mid Cap 30 Fund is a series of Hennessy Funds Trust.  Hennessy Funds Trust is registered as an investment company classified as an open-end management company, under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect;

(b)          The Hennessy Cornerstone Mid Cap 30 Fund is a legally designated, separate series of Hennessy Funds Trust duly organized and validly existing under the laws of Delaware, and for each full and partial taxable year from its inception through the Closing Date, the Hennessy Cornerstone Mid Cap 30 Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

(c)          The Registration Statement with respect to Hennessy Funds Trust and the Hennessy Cornerstone Mid Cap 30 Fund conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)          The Hennessy Cornerstone Mid Cap 30 Fund is not in violation of, and the execution, delivery and performance of this Agreement by Hennessy Funds Trust for itself and on behalf of the Hennessy Cornerstone Mid Cap 30 Fund does not and will not (i) violate the Trust of Instrument or Bylaws of Hennessy Funds Trust, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking, to which Hennessy Funds Trust is a party or by which its properties or assets are bound;

(e)          Except as previously disclosed in writing to the Reorganizing Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of Hennessy Funds Trust, threatened against Hennessy Funds Trust, any affiliated entity or its business, the Hennessy Cornerstone Mid Cap 30 Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect Hennessy Funds Trust or the Hennessy Cornerstone Mid Cap 30 Fund’s financial condition or the conduct of their business.  Hennessy Funds Trust knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Hennessy Cornerstone Mid Cap 30 Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(f)          The audited financial statements of the Hennessy Cornerstone Mid Cap 30 Fund as of and for the fiscal year ended October 31, 2015, and the unaudited financial statements for the fiscal period ended April 30, 2016 (copies of which have been furnished to the Reorganizing Funds) fairly present, in all material respects, the Hennessy Cornerstone Mid Cap 30 Fund’s financial condition as of such date and its results of operations for such periods in accordance with generally accepted accounting principles consistently applied, and as of each such respective date there were no liabilities of the Hennessy Cornerstone Mid Cap 30 Fund (contingent or otherwise) known to the Hennessy Cornerstone Mid Cap 30 Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(g)          Since the date of the most recent audited financial statements, there has not been any material adverse change with respect to the Hennessy Cornerstone Mid Cap 30 Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Hennessy Cornerstone Mid Cap 30 Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Reorganizing Funds, prior to the Closing Date (for the purposes of this subparagraph, neither a decline in the Hennessy Cornerstone Mid Cap 30 Fund’s net asset value per share nor a decrease in the Hennessy Cornerstone Mid Cap 30 Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

(h)          The Hennessy Cornerstone Mid Cap 30 Fund has timely filed all federal and other tax returns and reports that are required by law to have been filed by the Hennessy Cornerstone Mid Cap 30 Fund, all such tax returns and reports were complete and accurate, all taxes owed by the Hennessy Cornerstone Mid Cap 30 Fund have been timely paid, and to the best of the Hennessy Cornerstone Mid Cap 30 Fund’s knowledge, no such return is currently under audit and no assessment of a tax deficiency has been made with respect to any such return;

(i)          All issued and outstanding shares, including shares to be issued in connection with the Reorganization, of the Hennessy Cornerstone Mid Cap 30 Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and nonassessable, the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration and regulatory requirements, or exemptions therefrom, of the 1933 Act, the 1940 Act, and all applicable state securities laws, and the regulations thereunder, and the Hennessy Cornerstone Mid Cap 30 Fund does not have outstanding any option, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

(j)          The execution, delivery and performance of this Agreement on behalf of the Hennessy Cornerstone Mid Cap 30 Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of Hennessy Funds Trust, the trustees of the Board of Trustees of Hennessy Funds Trust and the Hennessy Cornerstone Mid Cap 30 Fund, and this Agreement will constitute a valid and binding obligation of Hennessy Funds Trust and the Hennessy Cornerstone Mid Cap 30 Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles;

(k)          On the effective date of the Registration Statement, at the time of the meeting of the Reorganizing Funds’ shareholders and on the Closing Date, any written information furnished by Hennessy Funds Trust with respect to the Hennessy Cornerstone Mid Cap 30 Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

(l)          To the knowledge of Hennessy Funds Trust, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by Hennessy Funds Trust, for itself and on behalf of the Hennessy Cornerstone Mid Cap 30 Fund, or the performance of this Agreement by Hennessy Funds Trust for itself and on behalf of the Hennessy Cornerstone Mid Cap 30 Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date.

(m)          The Hennessy Cornerstone Mid Cap 30 Fund currently complies, and has complied since its organization, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

5.2 The Westport Trust, on behalf of each of the Reorganizing Funds, represents and warrants to the Hennessy Cornerstone Mid Cap 30 Fund as of the date hereof and as of the Closing Date as follows:

(a)          The Westport Trust was duly created pursuant to its Declaration of Trust by its Board of Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of Delaware, and the Declaration of Trust directs the Board of Trustees to manage the affairs of the Westport Trust and each of the Reorganizing Funds and grants them all powers necessary or desirable to carry out such responsibility, including administering the Reorganizing Funds’ business as currently conducted by the Reorganizing Funds and as described in the current Prospectus of the Reorganizing Funds.  Each of the Reorganizing Funds is a series of the Westport Trust.  The Westport Trust is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

(b)          The Reorganizing Funds are each a legally designated, separate series of the Westport Trust duly organized and validly existing under the laws of Delaware, and for each full and partial taxable year from its inception through the Closing Date, the Reorganizing Funds each have qualified as a separate regulated investment company under the Code and each has taken all necessary and required actions to maintain such status;

(c)          All of the issued and outstanding shares of each of the Reorganizing Funds have been offered and sold in compliance in all material respects with applicable federal and state securities laws; all issued and outstanding shares of each class of each of the Reorganizing Funds are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and nonassessable, free and clear of all liens, pledges, security interests, charges or other encumbrances, and none of the Reorganizing Funds have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

(d)          The Registration Statement with respect to the Westport Trust and the Reorganizing Funds conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)          The Reorganizing Funds are not in violation of, and the execution, delivery and performance of this Agreement by the Westport Trust for itself and on behalf of the Reorganizing Funds does not and will not (i) violate the Declaration of Trust or Bylaws of the Westport Trust, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking to which the Westport Trust is a party or by which its properties or assets are bound;

(f)          Except as previously disclosed in writing to the Hennessy Cornerstone Mid Cap 30 Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of the Westport Trust, threatened against any one of the Reorganizing Funds or any of its properties or assets which, if adversely determined, would materially and adversely affect the financial condition or the conduct of its business, the Westport Trust knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Reorganizing Funds are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(g)          The audited financial statements of the Reorganizing Funds as of and for the fiscal year ended December 31, 2015 (copies of which have been furnished to the Hennessy Cornerstone Mid Cap 30 Fund), fairly present, in all material respects, the Reorganizing Funds’ financial condition as of such date and their results of operations for each such periods in accordance with generally accepted accounting principles consistently applied, and as of each such respective date there were no liabilities of any of the Reorganizing Funds (contingent or otherwise) known to the Reorganizing Funds that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(h)          Since the date of the most recent audited financial statements, there has not been any material adverse change with respect to any of the Reorganizing Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by a Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Hennessy Cornerstone Mid Cap 30 Fund, prior to the Closing Date (for the purposes of this subparagraph, neither a decline in a Reorganizing Fund’s net asset value per share nor a decrease in a Reorganizing Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

(i)          The Reorganizing Funds have timely filed all federal and other tax returns and reports that are required by law to have been filed by the Reorganizing Funds, all such tax returns and reports were complete and accurate, all taxes owed by the Reorganizing Funds have been timely paid, and to the best of the Reorganizing Funds’ knowledge, no such return is currently under audit and no assessment of a tax deficiency has been made with respect to any such return;

(j)          At the Closing Date, the Reorganizing Funds will have good and marketable title to Reorganizing Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Reorganizing Fund Assets hereunder, and upon delivery and payment for such Reorganizing Fund Assets as contemplated herein, the Hennessy Cornerstone Mid Cap 30 Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

(k)          The execution, delivery and performance of this Agreement on behalf of the Reorganizing Funds will have been duly authorized prior to the Closing Date by all necessary action on the part of the Westport Trust, the trustees of the Board of Trustees of the Westport Trust and the Reorganizing Funds, and this Agreement will constitute a valid and binding obligation of the Westport Trust and each of the Reorganizing Funds enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(l)          On the effective date of the Registration Statement, at the time of the meeting of the Reorganizing Funds’ shareholders and on the Closing Date, the Proxy Materials (exclusive of the portions of the Hennessy Cornerstone Mid Cap 30 Fund’s Prospectus contained or incorporated by reference therein): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by any of the Reorganizing Funds, on behalf of the Reorganizing Funds, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(m)          To the knowledge of the Westport Trust, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Westport Trust, for itself and on behalf of any of the Reorganizing Funds, or the performance of this Agreement by the Westport Trust and on behalf of any of the Reorganizing Funds, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date; and

(n)          The Reorganizing Funds currently comply, and have complied since their organization, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF REORGANIZING FUNDS
The obligations of the Westport Trust to consummate the Reorganization with respect to the Reorganizing Funds shall be subject to the performance by Hennessy Funds Trust on behalf of the Hennessy Cornerstone Mid Cap 30 Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Hennessy Cornerstone Mid Cap 30 Fund:

6.1 All representations and warranties of Hennessy Funds Trust with respect to the Hennessy Cornerstone Mid Cap 30 Fund contained herein shall be true, correct and complete in all respects (in the case of any representation or warranty qualified by materiality or material adverse change) or in all material respects (in the case of any representation or warranty not qualified by materiality or material adverse change) at and as of the Closing Date as though such representations and warranties were made at and as of such time (except those representations and warranties that address matters only as of specific date, the accuracy of which shall be determined as of that specified date in all respects).

6.2 Hennessy Funds Trust on behalf of itself and the Hennessy Cornerstone Mid Cap 30 Fund shall have in all material respects performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

6.3 Hennessy Funds Trust, on behalf of the Hennessy Cornerstone Mid Cap 30 Fund, shall have delivered to the Reorganizing Funds at the Closing a certificate executed on behalf of the Hennessy Cornerstone Mid Cap 30 Fund by Hennessy Funds Trust’s President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in a form reasonably satisfactory to the Reorganizing Funds and dated as of the Closing Date, to the effect that the representations and warranties of Hennessy Funds Trust on behalf of the Hennessy Cornerstone Mid Cap 30 Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Reorganizing Funds shall reasonably request.

6.4 The Reorganizing Funds shall have received at the Closing an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust (“Counsel”), in a form reasonably satisfactory to the Reorganizing Funds (which opinion may be  subject to customary qualifications), substantially to the effect that:

(a)          Hennessy Funds Trust is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)          the Hennessy Cornerstone Mid Cap 30 Fund is a separate portfolio of Hennessy Funds Trust, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of Delaware;

(c)          this Agreement has been duly authorized, executed and delivered by Hennessy Funds Trust on its behalf and on behalf of the Hennessy Cornerstone Mid Cap 30 Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Reorganizing Funds, is a valid and binding obligation of Hennessy Funds Trust, enforceable against Hennessy Funds Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(d)          the Shares of the Hennessy Cornerstone Mid Cap 30 Fund to be issued to the Reorganizing Funds and then distributed to the Reorganizing Funds’ Investors pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and nonassessable, and no shareholder of the Hennessy Cornerstone Mid Cap 30 Fund has any preemptive rights to subscription or purchase in respect thereof;

(e)          to the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Hennessy Cornerstone Mid Cap 30 Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and

(f)          to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Hennessy Funds Trust or the Hennessy Cornerstone Mid Cap 30 Fund or any of their properties or assets and neither Hennessy Funds Trust nor the Hennessy Cornerstone Mid Cap 30 Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE HENNESSY CORNERSTONE MID CAP 30 FUND
The obligations of Hennessy Funds Trust to consummate the Reorganization with respect to the Hennessy Cornerstone Mid Cap 30 Fund shall be subject to the performance by the Westport Trust on behalf of the Reorganizing Funds of all the obligations to be performed by it hereunder, with respect to the Reorganizing Funds, on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Westport Trust with respect to the Reorganizing Funds contained herein shall be true, correct and complete in all respects (in the case of any representation or warranty qualified by materiality or material adverse change) or in all material respects (in the case of any representation or warranty not qualified by materiality or material adverse change) at and as of the Closing Date as though such representations and warranties were made at and as of such time (except those representations and warranties that address matters only as of specific date, the accuracy of which shall be determined as of that specified date in all respects).

7.2 The Westport Trust on behalf of itself and each of the Reorganizing Funds shall have in all material respects performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

7.3 The Westport Trust on behalf of the Reorganizing Funds, shall have delivered to the Hennessy Cornerstone Mid Cap 30 Fund at the Closing a certificate executed on behalf of each of the Reorganizing Funds, by the Westport Trust’s President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in a form reasonably satisfactory to the Hennessy Cornerstone Mid Cap 30 Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Westport Trust on behalf of the Reorganizing Funds made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Hennessy Cornerstone Mid Cap 30 Fund shall reasonably request.

7.4 The Hennessy Cornerstone Mid Cap 30 Fund shall have received at the Closing an opinion of Dechert LLP in a form reasonably satisfactory to the Hennessy Cornerstone Mid Cap 30 Fund (which opinion may be subject to customary qualifications), substantially to the effect that:

(a)          the Westport Trust is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)          each of the Reorganizing Funds is a separate portfolio of the Westport Trust, which is a business trust duly created pursuant to its Declaration of Trust, is validly existing and in good standing under the laws of Delaware, and the Declaration of Trust directs the trustees of the Board of Trustees of the Westport Trust to manage the affairs of each of the Reorganizing Funds and grants them all powers necessary or desirable to carry out such responsibility, including administering the Reorganizing Funds’ business as described in the current Prospectus of the Reorganizing Funds;

(c)          this Agreement has been duly authorized, executed and delivered by the Westport Trust on behalf of each of the Reorganizing Funds and, assuming due authorization, execution and delivery of this Agreement on behalf of the Hennessy Cornerstone Mid Cap 30 Fund, is a valid and binding obligation of the Westport Trust, enforceable against the Westport Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(d)          to the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority of the United Sates or any state is required for the consummation of the Reorganization with respect to any of the Reorganizing Funds, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date;

(e)          to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to any one of the Reorganizing Funds or any of its properties or assets and none of the Reorganizing Funds is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely effects its business; and

(f)          the shares of each of the Reorganizing Funds then issued and outstanding are duly registered under the 1933 Act on the appropriate form, and are duly authorized and are validly issued and outstanding and fully paid and nonassessable, and no Investor of any of the Reorganizing Funds has any preemptive rights to subscription or purchase in respect thereof.

7.5 The transfer agent to the Reorganizing Funds shall have delivered to the Hennessy Cornerstone Mid Cap 30 Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the Hennessy Cornerstone Mid Cap 30 Fund and dated as of the Closing Date, to the effect that the shareholder records of each of the Reorganizing Funds are complete and accurate and as to such other matters as the Hennessy Cornerstone Mid Cap 30 Fund shall reasonably request.

7.6 The administrator, fund accountant and custodian to the Reorganizing Funds shall have delivered to the Hennessy Cornerstone Mid Cap 30 Fund at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the Hennessy Cornerstone Mid Cap 30 Fund and dated as of the Closing Date, to the effect that the books and records of each of the Reorganizing Funds covered by its contracts with the Reorganizing Funds are complete and accurate and as to such other matters as the Hennessy Cornerstone Mid Cap 30 Fund shall reasonably request.

7.7 The Reorganizing Funds shall arrange to make the Reorganizing Funds’ auditors available to the Hennessy Cornerstone Mid Cap 30 Fund and its agents to answer their questions at a mutually agreeable time prior to the Closing.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE HENNESSY CORNERSTONE MID CAP 30 FUND AND THE REORGANIZING FUNDS
The obligations of Hennessy Funds Trust on behalf of the Hennessy Cornerstone Mid Cap 30 Fund and of the Westport Trust on behalf of the Reorganizing Funds herein are each subject to the further conditions that on or before the Closing Date with respect to the Hennessy Cornerstone Mid Cap 30 Fund and the Reorganizing Funds:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Funds in accordance with the provisions of their Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Hennessy Cornerstone Mid Cap 30 Fund.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by Hennessy Funds Trust, on behalf of the Hennessy Cornerstone Mid Cap 30 Fund, or the Westport Trust on behalf of the Reorganizing Funds, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Hennessy Cornerstone Mid Cap 30 Fund or the Reorganizing Funds.

8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 Hennessy Funds Trust, on behalf of the Hennessy Cornerstone Mid Cap 30 Fund, and the Westport Trust, on behalf of each of the Reorganizing Funds, shall each have considered the federal and income tax issues.  The Hennessy Cornerstone Mid Cap 30 Fund and the Reorganizing Funds shall have each received an opinion of Counsel as to the federal income tax consequences mentioned below.  In rendering such opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, and on officers’ certificates and certificates of public officials if Counsel so requests.  The opinion shall be substantially to the effect that for federal income tax purposes:

(a)          the transfer by each Reorganizing Fund of the Reorganizing Fund Assets in exchange for Institutional Class Shares of the Hennessy Cornerstone Mid Cap 30 Fund, as applicable, and the assumption by the Hennessy Cornerstone Mid Cap 30 Fund of the Liabilities should be treated as a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code and the Hennessy Cornerstone Mid Cap 30 Fund and each Reorganizing Fund should each be treated as a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)          no gain or loss should be recognized by the Hennessy Cornerstone Mid Cap 30 Fund upon the receipt of the Reorganizing Fund Assets solely in exchange for Institutional Class Shares of the Hennessy Cornerstone Mid Cap 30 Fund and the assumption by the Hennessy Cornerstone Mid Cap 30 Fund of the Liabilities;

(c)          no gain or loss should be recognized by the Westport Fund upon the transfer of its Reorganizing Fund Assets to the Hennessy Cornerstone Mid Cap 30 Fund in exchange for the Hennessy Cornerstone Mid Cap 30 Fund’s Institutional Class Shares and the assumption of the Westport Fund’s Liabilities or by the Westport Select Cap Fund upon the transfer of its Reorganizing Fund Assets to the Hennessy Cornerstone Mid Cap 30 Fund in exchange for the Hennessy Cornerstone Mid Cap 30 Fund’s Institutional Class Shares and the

assumption by the Hennessy Cornerstone Mid Cap 30 Fund of the Westport Select Cap Fund’s Liabilities or upon the distribution (whether actual or constructive) of the Hennessy Cornerstone Mid Cap 30 Fund’s Shares to the Reorganizing Fund’s Investors in complete liquidation of the Reorganizing Fund;

(d)          no gain or loss should be recognized by a Reorganizing Fund’s Investors upon the receipt of the Hennessy Cornerstone Mid Cap 30 Fund’s Institutional Class Shares distributed in complete liquidation of the Reorganizing Fund;

(e)          the aggregate tax basis of the Hennessy Cornerstone Mid Cap 30 Fund’s Shares received by an applicable Reorganizing Fund’s Investor pursuant to the Reorganization should be the same as the aggregate tax basis of the Reorganizing Fund’s Shares held by such Investor immediately prior to the Reorganization, and the holding period of the Hennessy Cornerstone Mid Cap 30 Fund’s Shares to be received by such Reorganizing Fund’s Investor should include the period during which the Reorganizing Fund’s Shares exchanged therefor were held by such Investor (provided the Reorganizing Fund’s Shares were held by such Investor as capital assets on the date of the Reorganization);

(f)          the tax basis of the Reorganizing Funds’ assets acquired by the Hennessy Cornerstone Mid Cap 30 Fund should be the same as the tax basis of such assets of the Reorganizing Funds immediately prior to the Reorganization, and the holding period of the assets of the Reorganizing Funds, in the hands of the Hennessy Cornerstone Mid Cap 30 Fund should include the period during which those assets were held by the Reorganizing Funds; and

(g)          the Hennessy Cornerstone Mid Cap 30 Fund should succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury, the items of the Reorganizing Funds described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

8.6 On or before the Closing Date, each Reorganizing Fund shall declare and pay a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date, which, together with all previous such dividends, shall have the effect of distributing to such Reorganizing Fund’s Investors all of the Reorganizing Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b)(2) of the Code (computed without regard to Section 852(b)(2)(D) of the Code), (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) all of the Reorganizing Fund’s net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

9.	EXPENSES
Each of the Reorganizing Funds and the Hennessy Cornerstone Mid Cap 30 Fund, or their affiliated investment advisers, shall be responsible for paying its own professional fees and other costs and expenses incurred by it in connection with entering into and carrying out the provisions of this Agreement, provided that the Reorganizing Funds or their affiliated investment adviser, shall bear all of the costs associated with the proxy vote of the shareholders of the Reorganizing Funds other than the legal fees and accounting fees of the Hennessy Cornerstone Mid Cap 30 Fund, or its affiliated investment adviser, related to the proxy vote, but including the costs and expenses of the third-party solicitation firm, printing costs, mailing costs and all of the other reasonable and documented costs and expenses incurred in connection with the proxy vote.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

10.2 Except as otherwise specified below, the representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated herein for a two year period, except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer.  The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms.

11.	TERMINATION
11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by:

(a)          the Westport Trust if the conditions set forth in Section 6 or Section 8 are not satisfied as specified in such Sections;

(b)          Hennessy Funds Trust if the conditions set forth in Section 7 or Section 8 are not satisfied as specified in such Sections; or

(c)          the mutual consent of both parties to this Agreement.

11.2 If this Agreement is terminated pursuant to and in accordance with Section 11.1, then the termination shall be without liability of any party; provided however that if the termination shall result from the material breach by a party of a covenant or agreement of such party contained in this Agreement, then such party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party.

12.	AMENDMENTS
This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Westport Trust on behalf of the

Reorganizing Funds, and officers of Hennessy Funds Trust, on behalf of the Hennessy Cornerstone Mid Cap 30 Fund; provided, however, that following the meeting of the shareholders of the Reorganizing Funds, no such amendment may have the effect of changing the provisions for determining the number of shares of the Hennessy Cornerstone Mid Cap 30 Fund to be delivered to the Reorganizing Funds’ Investors under this Agreement to the detriment of such Reorganizing Funds’ Investors, or otherwise materially and adversely affecting the Reorganizing Funds, without the Reorganizing Funds obtaining the Reorganizing Funds’ Investors’ further approval except that nothing in this Section 12 shall be construed to prohibit the Hennessy Cornerstone Mid Cap 30 Fund and the Reorganizing Funds from amending this Agreement to change the Closing Date or Valuation Date by mutual agreement.

13.	INDEMNIFICATION
13.1 Hennessy Funds Trust and the Hennessy Cornerstone Mid Cap 30 Fund shall indemnify, defend and hold harmless the Westport Trust and the Reorganizing Funds, their respective officers, trustees, employees and agents against any and all claims, actions, damages, obligations, losses, liabilities, costs and expenses, including reasonable attorneys’ fees, costs of collection and other costs of defense, actually incurred by the Westport Trust and arising from or in connection with (a) any breach of any representation or warranty of Hennessy Funds Trust on behalf of itself and the Hennessy Cornerstone Mid Cap 30 Fund contained in or made pursuant to this Agreement or (b) any breach of any covenant of Hennessy Funds Trust on behalf of itself and the Hennessy Cornerstone Mid Cap 30 Fund contained in or made pursuant to this Agreement.  No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than twenty-four months after the Closing Date, except that the representations and warranties contained in Sections 5.1(a), 5.1(d), 5.2(a), 5.2(e) and 5.2(j) (collectively, the “Fundamental Representations”) shall survive indefinitely.

13.2 The Westport Trust and each of the Reorganizing Funds shall indemnify, defend and hold harmless Hennessy Funds Trust and the Hennessy Cornerstone Mid Cap 30 Fund, its respective officers, trustees, employees and agents against any and all claims, actions, damages, obligations, losses, liabilities, costs and expenses, including reasonable attorneys’ fees, costs of collection and other costs of defense, actually incurred by Hennessy Funds Trust and arising from or in connection with (a) any breach of any representation or warranty of the Westport Trust on behalf of itself and each of the Reorganizing Funds contained in or made pursuant to this Agreement or (b) any breach of any covenant of the Westport Trust on behalf of itself and each of the Reorganizing Funds contained in or made pursuant to this Agreement.  No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than twenty-four months after the Closing Date, except that the Fundamental Representations shall survive indefinitely.

14.	NOTICES
Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

For Hennessy Funds Trust, on behalf of itself and the Hennessy Cornerstone Mid Cap 30 Fund:

Hennessy Funds Trust 7250 Redwood Blvd Suite 200 Novato, California 94945 Attention: Neil J. Hennessy

With a copy to: Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202 Attention: Peter D. Fetzer

For the Westport Trust on behalf of itself and the Reorganizing Funds: The Westport Funds 253 Riverside Avenue Westport, Connecticut 06880 Attention: Andrew J. Knuth

With a copy to: Dechert LLP 1900 K Street NW Washington, DC 20006 Attention: Megan C. Johnson

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
15.1 The section and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Sections, paragraphs, subparagraphs or Exhibits shall be construed as referring to Sections, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms “hereto,” “hereunder,” “herein” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Section, paragraph, subparagraph or sentence.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law provisions.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 It is expressly agreed that the obligations of the Reorganizing Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Westport Trust personally, but shall bind only the Westport Trust property of the Reorganizing Funds, as provided in the Westport Trust’s Declaration of Trust. The execution and delivery of this Agreement has been authorized by the trustees of the Westport Trust on behalf of the Reorganizing Funds and signed by authorized officers of the Westport Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Westport Trust property of the Reorganizing Funds as provided in the Westport Trust’s Declaration of Trust.

* * *

[Signatures follow on the next page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

Hennessy Funds Trust, for itself and on behalf of the Hennessy Cornerstone Mid Cap 30 Fund _____________________________ Neil J. Hennessy, President and Chief Executive Officer	The Westport Funds, for itself and on behalf of the Westport Fund and the Westport Select Cap Fund _____________________________ Edmund H. Nicklin, Jr. President

Hennessy Advisors, Inc., solely for purposes of Section 9 _____________________________ Neil J. Hennessy, President and Chief Executive Officer	Westport Advisers, LLC, solely for purposes of Section 9 _____________________________ Andrew J. Knuth Managing Member

Signature Page

EXHIBIT B

FINANCIAL HIGHLIGHTS – INSTITUTIONAL CLASS SHARES

The following tables are intended to help you understand the financial performance of the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund for the past five years.  Certain information reflects financial results for a single Hennessy Cornerstone Mid Cap 30 Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Hennessy Cornerstone Mid Cap 30 Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm.  KPMG LLP’s report and the Hennessy Cornerstone Mid Cap 30 Fund’s financial statements are included in the Annual Report, which is available upon request.  The Hennessy Cornerstone Mid Cap 30 Fund’s unaudited financial statements for the six months ended April 30, 2016, are included in the Hennessy Cornerstone Mid Cap 30 Fund’s semi-annual report, which is available upon request.

The Hennessy Cornerstone Mid Cap 30 Fund is a successor to a series of Hennessy Mutual Funds, Inc., a Maryland corporation, with the same fund name pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to that date, the successor Hennessy Cornerstone Mid Cap 30 Fund had no investment operations.  As a result of the reorganization, holders of Institutional Class shares of the predecessor Hennessy Cornerstone Mid Cap 30 Fund received Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund (the Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund is the successor to the accounting and performance information of the predecessor Hennessy Cornerstone Mid Cap 30 Fund).

While the Hennessy Cornerstone Mid Cap 30 Fund is rebalanced annually, the rebalancing does not always occur in the same month and thus there may be times when there are either multiple rebalances or potentially no rebalances during a single fiscal year, and no rebalancing occurred in fiscal year 2015.  Therefore, the portfolio turnover for the Hennessy Cornerstone Mid Cap 30 Fund decreased from 132% in fiscal year 2014 to 5% in fiscal year 2015 due to the timing of the rebalance of the Hennessy Cornerstone Mid Cap 30 Fund.
B-1

HENNESSY CORNERSTONE MID CAP 30 FUND – INSTITUTIONAL CLASS

	Year Ended October 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:
Net asset value, beginning of year	$19.36	$17.62	$14.31	$12.32	$11.29

Income from investment operations:
Net investment income (loss)	(0.03)	(0.08)	0.14	0.09	(0.05)
Net realized and unrealized gains on investments	2.38	3.17	3.41	1.90	1.08
Total from investment operations	2.35	3.09	3.55	1.99	1.03

Less distributions:
Dividends from net investment income	—	(0.09)	(0.24)	—	—
Dividends from net realized gains	(1.16)	(1.26)	—	—	—
Total distributions	(1.16)	(1.35)	(0.24)	—	—
Net asset value, end of year	$20.55	$19.36	$17.62	$14.31	$12.32
TOTAL RETURN	12.62%	18.57%	25.15%	16.15%	9.12%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$306.04	$75.53	$51.19	$41.62	$24.06
Ratio of expenses to average net assets:
Before expense reimbursement	0.96%	1.07%	1.11%	1.16%	1.14%
After expense reimbursement	0.96%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.41%	(0.29)%	0.71%	0.90%	(0.41)%
After expense reimbursement	0.41%	(0.20)%	0.84%	1.08%	(0.57)%
Portfolio turnover rate(1)	5%	132%	212%	25%	107%

(1)    Portfolio turnover is calculated on the basis of the fund as a whole.

B-2

_________________________________________

STATEMENT OF ADDITIONAL INFORMATION

 July 13, 2016

For the Reorganization of the Westport Fund and the Westport Select Cap Fund
 Series of The Westport Funds

Into

the Hennessy Cornerstone Mid Cap 30 Fund
 Series of Hennessy Funds Trust
_________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated July 13, 2016, relating to the Special Meeting of Shareholders of the Westport Fund and the Westport Select Cap Fund (each a “Westport Fund” and, together, the “Westport Funds”) to be held on Monday, September 19, 2016, at 11:00 a.m. local time, at 1253 Riverside Avenue, Westport, Connecticut 06880 (the “Special Meeting”).  The purpose of the Special Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the “Plan”) under which the Westport Funds will be reorganized into the Hennessy Cornerstone Mid Cap 30 Fund (the “Reorganization”).  Pursuant to the Plan:

•
all of the assets of the Westport Fund will be transferred to the Hennessy Cornerstone Mid Cap 30 Fund, in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, which will be distributed pro rata by the Westport Fund to its Class R and Class I shareholders and the Hennessy Cornerstone Mid Cap 30 Fund’s assumption of the Westport Fund’s liabilities (other than the excluded liabilities); and

•
all of the assets of the Westport Select Cap Fund will be transferred to the Hennessy Cornerstone Mid Cap 30 Fund, in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, which will be distributed pro rata by the Westport Select Cap Fund to its Class R and Class I shareholders and the Hennessy Cornerstone Mid Cap 30 Fund’s assumption of the Westport Select Cap Fund’s liabilities (other than the excluded liabilities).

Copies of the Proxy Statement/Prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), may be obtained, without charge, by writing to The Westport Funds (the “Westport Trust”) at 1253 Riverside Avenue, Westport, Connecticut 06880, by calling 1-888-593-7878, or over the Internet at www.westportfunds.com.

TABLE OF CONTENTS

Page

ADDITIONAL INFORMATION ABOUT THE FUNDS	B-1

PRO FORMA FINANCIAL INFORMATION	B-2

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following documents have been filed with the SEC and are incorporated by reference into this Statement of Additional Information, which means that they are legally considered to be a part of this Statement of Additional Information:

•	Statement of Additional Information of the Westport Trust, dated May 1, 2016, as supplemented to date.
•	Statement of Additional Information of Hennessy Funds Trust, dated February 29, 2016, supplemented to date.
•	Annual Report to Shareholders for the Westport Funds, for the fiscal year ended December 31, 2015, containing audited financial statements.
•	Annual Report to Shareholders for the Hennessy Cornerstone Mid Cap 30 Fund, for the fiscal year ended October 31, 2015, containing audited financial statements.
•	Semi-Annual Report to Shareholders for the Hennessy Cornerstone Mid Cap 30 Fund, for the six-month period ended April 30, 2016.

B-1

PRO FORMA FINANCIAL INFORMATION

Introductory Note to Unaudited Pro Forma Financial Statements

The following unaudited pro forma information gives effect to the proposed transfer of the assets and liabilities of the Westport Funds to the Hennessy Cornerstone Mid Cap 30 Fund pursuant to the Reorganization, accounted for as if the Reorganization had occurred as of and for the fiscal period ended April 30, 2016.  Under generally accepted accounting principles, the Hennessy Cornerstone Mid Cap 30 Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Westport Funds and the Hennessy Cornerstone Mid Cap 30 Fund incorporated by reference into this Statement of Additional Information.

The pro forma financial information has been adjusted to reflect the advisory fee arrangement for the surviving entity.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs that may change as a result of the proposed Reorganization are currently undeterminable.

B-2

PRO FORMA COMBINED
SCHEDULES OF INVESTMENTS – April 30, 2016 (Unaudited)

Hennessy Cornerstone Mid Cap 30 Fund
Westport Fund
Westport Select Cap Fund
Hennessy Cornerstone Mid Cap 30 Fund Pro Forma Combined

									HENNESSY
									CORNERSTONE
	HENNESSY								MID CAP 30
	CORNERSTONE				WESTPORT				FUND
	MID CAP 30		WESTPORT		SELECT CAP		PRO FORMA		PRO FORMA
	FUND		FUND		FUND		ADJUSTMENTS		COMBINED
	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value
COMMON STOCKS - 98.76%

Consumer Discretionary - 34.34%
AutoNation, Inc. (a)	629,900	$31,904,435	–	$–	–	$–			629,900	$31,904,435
Bed Bath & Beyond, Inc. (a)	–	–	100,000	4,722,000	–	–			100,000	4,722,000
Belmond Ltd. - Class A (a)	–	–	–	–	128,182	1,174,147			128,182	1,174,147
Big Lots, Inc.	–	–	–	–	421,617	19,335,356			421,617	19,335,356
Boyd Gaming Corp. (a)	1,955,200	36,444,928	–	–	–	–			1,955,200	36,444,928
DeVry Education Group, Inc.	–	–	–	323,150	5,606,652	323,150			5,606,652
Express, Inc. (a)	2,051,700	37,299,906	–	–	191,217	3,476,325			2,242,917	40,776,231
GameStop Corp., Class A	864,100	28,342,480	–	–	–	–			864,100	28,342,480
Interpublic Group of Companies, Inc.	–	–	910,857	20,895,060	–	–			910,857	20,895,060
JC Penney Co., Inc. (a)	4,438,900	41,192,992	–	–	–	–			4,438,900	41,192,992
Lear Corp.	315,900	36,369,567	–	–	–	–			315,900	36,369,567
Lennar Corp.	792,700	35,917,237	–	–	–	–			792,700	35,917,237
Lithia Motors, Inc., Class A	339,818	28,211,690	–	–	–	–			339,818	28,211,690
Mohawk Industrials, Inc. (a)	–	–	16,000	3,082,080	–	–			16,000	3,082,080
NVR, Inc. (a)	24,214	40,226,476	–	–	–	–			24,214	40,226,476
Pool Corp.	487,400	42,603,634	–	–	–	–			487,400	42,603,634
Ross Stores, Inc.	–	–	415,000	23,563,700	–	–			415,000	23,563,700
SeaWorld Entertainment, Inc.	–	–	155,000	3,089,150	–	–			155,000	3,089,150
Sinclair Broadcast Group Inc.	1,274,100	40,860,387	–	–	–	–			1,274,100	40,860,387
The Goodyear Tire & Rubber Co.	1,191,600	34,520,652	–	–	–	–			1,191,600	34,520,652
The Interpublic Group of Companies, Inc.	1,700,300	39,004,882	–	–	–	–			1,700,300	39,004,882
Time Warner, Inc.	–	–	230,000	17,282,200	–	–			230,000	17,282,200
Wayfair, Inc., Class A (a)	915,257	34,550,952		–	–	–			915,257	34,550,952
		507,450,218		72,634,190		29,592,480				609,676,888
Consumer Staples - 5.00%
Casey's General Stores, Inc.	365,100	40,891,200	–	–	–	–			365,100	40,891,200
Ingredion, Inc.	416,600	47,946,494	–	–	–	–			416,600	47,946,494
		88,837,694		–		–				88,837,694
Energy - 2.22%
Anadarko Petroleim Corp.	–	–	200,000	10,552,000	–	–			200,000	10,552,000
EOG Resources, Inc.	–	–	345,000	28,503,900	–	–			345,000	28,503,900
Stone Energy Corp. (a)	–	–	162,541	159,306	150,000	147,015			312,541	306,321
		–		39,215,206		147,015				39,362,221

Financials - 6.19%
AmTrust Financial Services, Inc.	1,178,400	29,283,240	–	–	–	–	1,178,400	29,283,240
Banner Corp.	–	–	–	–	33,580	1,436,553	33,580	1,436,553
Hanover Insurance Group, Inc.	462,900	39,698,304	–	–	–	–	462,900	39,698,304
Radian Group, Inc.	–	–	–	–	657,989	8,415,679	657,989	8,415,679
Willis Group Holdings PLC	–	–	112,025	13,991,923	116,943	14,606,181	228,968	28,598,104
Yadkin Financial Corp.	–	–	–	–	96,913	2,424,763	96,913	2,424,763
		68,981,544		13,991,923		26,883,176		109,856,643
Health Care - 9.91%
Abbott Laboratories	–	–	200,000	7,780,000	–	–	200,000	7,780,000
Charles River Laboratories Internationa, Inc. (a)	–	–	155,000	12,286,850	–	–	155,000	12,286,850
CVS Health Corp.	–	–	192,090	19,305,045	–	–	192,090	19,305,045
Gilead Sciences, Inc.	–	–	95,000	8,379,950	–	–	95,000	8,379,950
Owens & Minor, Inc.	1,101,500	40,083,585	–	–	–	–	1,101,500	40,083,585
Universal Health Services, Inc., Class B	–	–	272,513	36,429,538	231,378	30,930,611	503,891	67,360,149
Varian medical Systems, Inc. (a)	–	–	255,300	20,725,254	–	–		20,725,254
		40,083,585		104,906,637		30,930,611		175,920,833
Industrials - 13.06%
Dycom Industries, Inc. (a)	497,700	35,137,620	–	–	–	–	497,700	35,137,620
Expeditors International of Washington, Inc.	785,500	38,968,655	–	–	–	–	785,500	38,968,655
FedEx Corp.	–	–	122,500	20,225,975	–	–	122,500	20,225,975
Hawaiian Holdings, Inc. (a)	1,130,100	47,543,307	–	–	–	–	1,130,100	47,543,307
JetBlue Airways Corp. (a)	1,551,500	30,704,185	–	–	–	–	1,551,500	30,704,185
ManpowerGroup, Inc.	429,700	33,099,791	–	–	–	–	429,700	33,099,791
Rockwell Collins, Inc.	–	–	100,000	8,819,000	–	–	100,000	8,819,000
United Rentals, Inc. (a)	–	–	–	–	260,400	17,428,572	260,400	17,428,572
		185,453,558		29,044,975		17,428,572		231,927,105
Information Technology - 21.70%
Amphenil Corp.	–	–	389,200	21,729,036	–	–	389,200	21,729,036
CACI international, Inc. (a)	–	–	35,000	3,365,250	–	–	35,000	3,365,250
CDW Corp.	893,900	34,415,150	–	–	–	–	893,900	34,415,150
Check Point Software Technologies Ltd. (a)	–	–	365,000	30,247,550	–	–	365,000	30,247,550
Checkpoint Systems, Inc.	–	–	–	–	54,225	548,757	54,225	548,757
Ciena Corp. (a)	1,633,500	27,491,805	–	–	–	–	1,633,500	27,491,805
FEI Company	–	–	105,000	9,347,100	189,371	16,857,806	294,371	26,204,906
IPG Photonics Corp. (a)	–	–	–	–	174,400	15,115,248	174,400	15,115,248
MasterCard, Inc., Class A	–	–	307,500	29,824,425	–	–	307,500	29,824,425
PTC, Inc. (a)	–	–	650,000	23,699,000	432,804	15,780,034	1,082,804	39,479,034
Rofin-Sinar Technologies, Inc. (a)	–	–	–	–	137,325	4,420,492	137,325	4,420,492
Rogers Corp. (a)	–	–	–	–	220,995	12,676,273	220,995	12,676,273
SYNNEX Corp.	447,900	36,983,103	–	–	–	–	447,900	36,983,103
Synopsys, Inc. (a)	–	–	572,012	27,182,010	394,192	18,732,004	966,204	45,914,014
Tech Data Corp. (a)	539,800	37,078,862	–	–	–	–	539,800	37,078,862
Teradata Corp. (a)	–	–	265,000	6,704,500	–	–	265,000	6,704,500
Zebra Technologies Corp., Class A (a)	–	–	95,000	5,943,200	112,500	7,038,000	207,500	12,981,200
		135,968,920		158,042,071		91,168,614		385,179,605
Materials - 3.75%
Agrium, Inc.		–	70,700	6,088,684	–	–	70,700	6,088,684
Avery Dennison Corp.	607,500	44,110,575		–	–	–	607,500	44,110,575
FCM Corp.		–	380,000	16,438,800	–	–	380,000	16,438,800
		44,110,575		22,527,484		–		66,638,059
Utilities - 2.59%
Atmos Energy Corp.	633,100	45,931,405	–	–	–	–	633,100	45,931,405
		45,931,405		–		–		45,931,405

TOTAL COMMON STOCKS (Cost $1,466,214,397)		$1,116,817,499		$440,362,486		$196,150,468		$1,753,330,453

SHORT-TERM INVESTMENTS - 2.71%	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value
Money Market Funds - 2.71%
Federated U.S. Treasury Cash
Reserve Fund, 0.13% (b)	–	$–	1,148,740	$1,148,740	1,458,252	$1,458,252			2,606,992	$2,606,992
Fidelity Government Portfolio, Institutional
Class, 0.23% (b)	45,456,213	45,456,213	–	–	–	–			45,456,213	45,456,213
TOTAL SHORT-TERM INVESTMENTS
(Cost $48,063,205)		$45,456,213		$1,148,740		$1,458,252				$48,063,205

Total Investments (c)
(Cost $1,514,277,602) - 101.47%		1,162,273,712		441,511,226		197,608,720				1,801,393,658
Liabilities Less Other Assets - (1.47)%		(27,515,282)		897,250		611,068				(26,006,964)
TOTAL NET ASSETS - 100.00%		$1,134,758,430		$442,408,476		$198,219,788				$1,775,386,694

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund's 7-day yield as of April 30, 2016.
(c)	All of the investments of the Westport Select Cap Fund and Westport Fund are eligible investments of the Hennessy Cornerstone Mid Cap 30 Fund.

Summary of Fair Value Exposure at April 30, 2016

The folllowing is a summary of the inputs used to value the Hennessy Cornerstone Mid Cap 30 Fund's net assets as of April 30, 2016:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$507,450,218	$–	$–	$507,450,218
Consumer Staples	88,837,694	–	–	88,837,694
Financials	68,981,544	–	–	68,981,544
Health Care	40,083,585	–	–	40,083,585
Industrials	185,453,558	185,453,558
Information Technology	135,968,920	–	–	135,968,920
Materials	44,110,575	44,110,575
Utilities	45,931,405	–	–	45,931,405
Total Common Stock	$1,116,817,499	$–	$–	$1,116,817,499

Short-Term Investments
Money Market Funds	45,456,213	–	–	45,456,213
Total Short-Term Investments	$45,456,213	$–	$–	$45,456,213

Total Investments in Securities	$1,162,273,712	$–	$–	$1,162,273,712

Transfers between levels are recognized at the end of the reporting period. During the period ended April 30, 2016, the Hennessy Cornerstone Mid Cap 30 Fund recognized no transfers between levels.

The folllowing is a summary of the inputs used to value the Westport Fund's net assets as of April 30, 2016:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$72,634,190	$–	$–	$72,634,190
Energy	39,215,206	–	–	39,215,206
Financials	13,991,923	–	–	13,991,923
Health Care	104,906,637	–	–	104,906,637
Industrials	29,044,975	–	–	29,044,975
Information Technology	158,042,071	–	–	158,042,071
Materials	22,527,484	–	–	22,527,484
Total Common Stock	$440,362,486	$–	$–	$440,362,486

Short-Term Investments
Money Market Funds	$1,148,740	$–	$–	$1,148,740
Total Short-Term Investments	$1,148,740	$–	$–	$1,148,740

Total Investments in Securities	$441,511,226	$–	$–	$441,511,226

Transfers between levels are recognized at the end of the reporting period. During the period ended April 30, 2016, the Westport Fund recognized no transfers between levels.

The folllowing is a summary of the inputs used to value the Westport Select Cap Fund's net assets as of April 30, 2016:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$29,592,480	$–	$–	$29,592,480
Energy	147,015	–	–	147,015
Financials	26,883,176	–	–	26,883,176
Health Care	30,930,611	–	–	30,930,611
Industrials	17,428,572	–	–	17,428,572
Information Technology	91,168,614	–	–	91,168,614
Total Common Stock	$196,150,468	$–	$–	$196,150,468

Short-Term Investments
Money Market Funds	$1,458,252	$–	$–	$1,458,252
Total Short-Term Investments	$1,458,252	$–	$–	$1,458,252

Total Investments in Securities	$197,608,720	$–	$–	$197,608,720

Transfers between levels are recognized at the end of the reporting period. During the period ended April 30, 2016, the Westport Select Cap Fund recognized no transfers between levels.

The folllowing is a summary of the inputs used to value the combined net assets' of the Hennessy Cornerstone Mid Cap 30, Westport Fund, and Westport Select Cap Fund as of April 30, 2016:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$609,676,888	$–	$–	$609,676,888
Consumer Staples	88,837,694	–	–	88,837,694
Energy	39,362,221	–	–	39,362,221
Financials	109,856,643	–	–	109,856,643
Health Care	175,920,833	–	–	175,920,833
Industrials	231,927,105	–	–	231,927,105
Information Technology	385,179,605	–	–	385,179,605
Materials	66,638,059	–	–	66,638,059
Utilities	45,931,405	–	–	45,931,405
Total Common Stock	$1,753,330,453	$–	$–	$1,753,330,453

Short-Term Investments
Money Market Funds	$48,063,205	$–	$–	$48,063,205
Total Short-Term Investments	$48,063,205	$–	$–	$48,063,205

Total Investments in Securities	$1,801,393,658	$–	$–	$1,801,393,658

Transfers between levels are recognized at the end of the reporting period. During the period ended April 30, 2016, the Hennessy Cornerstone Mid Cap 30, Westport Fund, and Westport Select Cap Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

PRO FORMA COMBINED
STATEMENTS OF ASSETS AND LIABILITIES – At April 30, 2016 (Unaudited)

Hennessy Cornerstone Mid Cap 30 Fund
Westport Fund
Westport Select Cap Fund
						HENNESSY
						CORNERSTONE
	HENNESSY					MID CAP 30
	CORNERSTONE		WESTPORT			FUND
	MID CAP 30	WESTPORT	SELECT CAP	PRO FORMA		PRO FORMA
	FUND	FUND	FUND	ADJUSTMENTS		COMBINED

ASSETS:
Investments in securities, at value
(cost $1,198,385,812, $238,300,158, and $77,591,632, respectively)	$1,162,273,712	$441,511,226	$197,608,720	$–		$1,801,393,658
Cash	–	1,271,092	–	–		1,271,092
Dividends and interest receivable	206,951	192,455	231	–		399,637
Receivable for fund shares sold	3,349,851	9,042	–	–		3,358,893
Receivable for securities sold	55,120	–	1,015,898	–		1,071,018
Prepaid expenses and other assets	81,493	57,757	52,087	–		191,337
Total Assets	1,165,967,127	443,041,572	198,676,936	–		1,807,685,635

LIABILITIES:
Payable for securities purchased	26,875,339	–	–	–		26,875,339
Payable for fund shares redeemed	3,037,630	52,065	92,814	–		3,182,509
Payable to Advisor	704,349	328,090	159,104	–		1,191,543
Payable to Administrator	261,772	–	–	–		261,772
Payable to Auditor	10,565	–	–	–		10,565
Due to Custodian	–	–	9,153	–		9,153
Accrued distribution fees	89,224	–	–	–		89,224
Accrued trustees fees	547	–	–	–		547
Accrued service fees	59,393	–	–	–		59,393
Accrued expenses and other liabilites	169,878	252,941	196,077	–		618,896
Total Liabilities	31,208,697	633,096	457,148	–		32,298,941

NET ASSETS	$1,134,758,430	$442,408,476	$198,219,788	$–		$1,775,386,694

NET ASSETS CONSIST OF:
Capital stock	$1,187,813,466	$201,104,121	$29,164,136	$–		$1,418,081,723
Accumulated net investment loss	(2,029,665)	(2,216,416)	(2,303,628)	–		(6,549,709)
Accumulated net realized gain (loss) on investments	(14,913,271)	40,309,703	51,342,192	–		76,738,624
Unrealized net appreciation (depreciation) on investments	(36,112,100)	203,211,068	120,017,088	–		287,116,056
Total Net Assets	$1,134,758,430	$442,408,476	$198,219,788	$–		$1,775,386,694

NET ASSETS

Investor Class:
Shares authorized (no par value)	Unlimited	N/A	N/A			Unlimited
Net assets applicable to outstanding Investor Class shares	$703,670,046			$–		$703,670,046
Shares issued and outstanding	38,299,840			–		38,299,840
Net asset value, offering price and redemption price per share	$18.37			$–		$18.37

Institutional Class:
Shares authorized (no par value)	Unlimited	N/A	N/A			Unlimited
Net assets applicable to outstanding Institutional Class shares	$431,088,384			$640,628,264	(A)	$1,071,716,648
Shares issued and outstanding	22,975,060			34,148,628	(A)	57,123,688
Net asset value, offering price and redemption price per share	$18.76			$–		$18.76

Class R:
Shares authorized (no par value)	N/A	Unlimited	Unlimited			–
Net assets applicable to outstanding Class R shares		$331,502,285	$99,136,874			–
Shares issued and outstanding		11,101,857	7,246,157	(18,348,014	)(A)	–
Net asset value, offering price and redemption price per share		$29.86	$13.68	$–		$–

Class I:
Shares authorized (no par value)	N/A	Unlimited	Unlimited			–
Net assets applicable to outstanding Class I shares		$110,906,191	$99,082,914			–
Shares issued and outstanding		3,677,702	6,627,591	(10,305,293	)(A)	–
Net asset value, offering price and redemption price per share		$30.16	$14.95	$–		$–

(A)
Class R and Class I shares of the Westport Fund and Westport Select Cap Fund will be converted to Institutional Class shares upon consummation of the reorganization.  Adjustment reflects additional shares issued in reorganization.

The accompanying notes are an integral part of these financial statements.

PRO FORMA COMBINED
STATEMENTS OF OPERATIONS - For the twelve month period ended April 30, 2016 (Unaudited)

Hennessy Cornerstone Mid Cap 30 Fund
Westport Fund
Westport Select Cap Fund

						HENNESSY
						CORNERSTONE
	HENNESSY					MID CAP 30
	CORNERSTONE		WESTPORT			FUND
	MID CAP 30	WESTPORT	SELECT CAP	PRO FORMA		PRO FORMA
	FUND	FUND	FUND	ADJUSTMENTS		COMBINED
INVESTMENT INCOME:
Dividend income (1)	$9,305,698	$4,324,502	$1,824,476	$–		$15,454,676
Interest income	30,351	–	–	–		30,351
Total investment income	9,336,049	4,324,502	1,824,476	–		15,485,027

EXPENSES:
Investment advisory fees	6,682,559	4,607,674	2,649,007	(2,520,681	)(A)	11,418,559
Administration, fund accounting, custody and transfer agent fees	888,917	233,455	120,141	267,204	(A)	1,509,717
Sub-transfer agent expenses:
Investor Class	1,372,652	–	–	21,113	(B)	1,393,765
Institutional Class	246,780	–	–	640,000	(C)	886,780
Class R	–	491,565	265,289	(756,854	)(C)	–
Class I	–	82,317	92,528	(174,845	)(C)	–
Distribution fees - Investor Class	519,951	–	–	430,343	(D)	950,294
Service fees:
Investor Class	634,315	–	–	–		634,315
Class R	–	531,170	171,976	(703,146	)(C)
Federal and state registration fees	101,765	36,786	41,987	(28,773	)(E)	151,765
Professional fees	32,596	38,112	22,172	(57,784	)(E)	35,096
Compliance expense	23,094	18,435	16,254	(33,229	)(E)	24,554
Reports to shareholders	53,328	23,125	31,837	(14,962	)(E)	93,328
Trustees' fees and expenses	13,665	30,055	30,055	(57,110	)(E)	16,665
Interest expense	2,841	–	–	–		2,841
Insurance expense	18,108	31,527	18,009	(41,286	)(E)	26,358
Other	24,591	43,887	73,913	(110,300	)(E)	32,091
Total expenses	10,615,162	6,168,108	3,533,168	(3,140,310)		17,176,128
NET INVESTMENT LOSS	$(1,279,113)	$(1,843,606)	$(1,708,692)	$3,140,310		$(1,691,101)

REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gain (loss) on investments	$(6,227,094)	$78,640,569	$77,141,428	$–		$149,554,903
Change in unrealized appreciation (depreciation) on investments	(91,603,143)	(99,789,009)	(98,349,417)	–		(289,741,569)
Net loss on investments	(97,830,237)	(21,148,440)	(21,207,989)	–		(140,186,666)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(99,109,350)	$(22,992,046)	$(22,916,681)	$3,140,310		$(141,877,767)

(1)	Net of foreign taxes withheld of $0, $36,110, and $0 respectively.

(A)	Based on the contract in effect for the surviving fund.
(B)	The increase represents an adjustment for a full twelve months of sub-transfer agent expenses on the Investor Class shares of the surviving fund.
(C)
The adjustments to the service fees and sub-transfer agent expenses are due to the conversion of the Westport Fund and Westport Select Cap Fund, Class R and Class I shares into Institutional Class shares of the surviving fund.

(D)	The increase represents an adjustment for a full twelve months of Distribution (12b-1) fees on the Investor Class shares of the surviving fund.
(E)
The adjustments to federal and state registration fees, professional fees, compliance expense, reports to shareholders and Trustees' fees and expenses, insurance expense and other expense reflects the elimination of duplicative costs or economies of scale and are based on post-reorganization arrangements.

The accompanying notes are an integral part of these financial statements.

Notes to Pro Forma Combined Financial Statements of
Hennessy Cornerstone Mid Cap 30 Fund, Westport Fund and Westport Select Cap Fund
April 30, 2016 (Unaudited)

1.	Basis of Combination

The Hennessy Cornerstone Mid Cap 30 Fund (the “Acquiring Fund”), is a diversified series of Hennessy Funds Trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Westport Fund and the Westport Select Cap Fund (each a “Target Fund” and collectively, the “Target Funds”), are each diversified series of The Westport Funds, which is registered as an open-end management investment company under the 1940 Act.

The Statement of Assets and Liabilities, Statement of Operations, and Schedule of Investments reflect the accounts of the Target Funds and the Acquiring Fund as if the proposed reorganization occurred as of and for the period ended April 30, 2016. These statements have been derived from books and records utilized in calculating daily net asset value at April 30, 2016. The Acquiring Fund will be the accounting survivor of the reorganization.

The accompanying combined pro forma financial statements should be read in conjunction with the financial statements of the Target Funds and the Acquiring Fund included in their respective annual report dated December 31, 2015, and semi-annual report dated April 30, 2016.

Under the terms of the Agreement and Plan of Reorganization between Hennessy Funds Trust and The Westport Funds pursuant to which (i) all of the assets of the Westport Fund will be transferred to the Hennessy Cornerstone Mid Cap 30 Fund, in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, with the Hennessy Cornerstone Mid Cap 30 Fund assuming the liabilities (other than the excluded liabilities) of the Westport Fund and (ii) all of the assets of the Westport Select Cap Fund will be transferred to the Hennessy Cornerstone Mid Cap 30 Fund, in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, with the Hennessy Cornerstone Mid Cap 30 Fund assuming the liabilities (other than the excluded liabilities) of the Westport Select Cap Fund. The Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund will be distributed pro rata to the Class R and Class I shareholders of each of the Target Funds.  The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Target Funds will not recognize any gain or loss through the exchange of shares in the reorganization.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Target Funds and the Acquiring Fund (collectively, the “Funds”), in preparation of their financial statements.  These policies are in conformity with generally accepted accounting principles in the United States (“GAAP”).

a) Investment Valuation

The Funds follow authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –Unadjusted, quoted prices in active markets for identical instruments that a Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –Significant unobservable inputs (including a Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending net asset value provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short‑term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short‑term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Acquiring Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Acquiring Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc. (the “Advisor”), the Acquiring Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Acquiring Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Acquiring Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Acquiring Fund’s securities as of April 30, 2016, are included in the Pro Forma Combined Schedules of Investments.

b) Federal Income Taxes

Provision for federal income taxes or excise taxes has not been made since each of the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Funds recognize interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c) Other

Investment and shareholder transactions are recorded on the trade date. The Acquiring Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

3.        Service Providers

Hennessy Advisors, Inc. (the “Advisor”) will serve as the Acquiring Fund’s investment adviser after the reorganization.  U.S. Bancorp Fund Services, LLC (the “Administrator”) will serve as the administrator, transfer agent and fund accountant to the Acquiring Fund after the reorganization.  U.S. Bank, N.A., an affiliate of the Administrator, will serve as the custodian to the Acquiring Fund after the reorganization.

4.        Share Classes and Fees

The Target Funds offer Class R and Class I shares.  The Acquiring Fund offers Investor and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  More information on the classes of shares offered can be found in the Proxy Statement/Prospectus.

The investment advisory fee and service fees have been charged to the Acquiring Fund at the combined level of average net assets for the period ended April 30, 2016.

The Pro Forma net asset values per share assume shareholders of the Class R shares and the Class I shares of the Target Funds would receive Institutional Class shares of the Acquiring Fund based on conversion ratios determined on April 30, 2016, in connection with the proposed reorganization.  The conversion ratios are calculated by dividing the net assets of each class of the Target Funds by the net asset value per share of the Institutional Class of the Acquiring Fund.

Each of the Funds has entered into an agreement with its investment advisor to furnish investment advisory services to the Funds.  The terms of these agreements are as follows:

Currently, the Acquiring Fund pays the Advisor a monthly fee at the annual rate of 0.74% of the Acquiring Fund’s average daily net assets.  This agreement will continue in effect following the reorganization.

Currently, the Target Funds pay Westport Advisers (“Westport”) a monthly fee at the annual rate of 0.90% of the Westport Fund’s average daily net assets and 1.00% of the Westport Select Cap Fund’s average daily net assets.

The Acquiring Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Acquiring Fund’s Investor Class shares at an annual rate of up to 0.25% of the Acquiring Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Acquiring Fund has only used up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since the plan was implemented on November 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.  The Target Funds have not adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act.

The Acquiring Fund’s Board of Trustees has approved a Shareholder Servicing Agreement for the Investor Class shares of the Acquiring Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Acquiring Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the Acquiring Fund’s average daily net assets attributable to Investor Class shares, as described in the Acquiring Fund’s prospectus.  This agreement will continue in effect following the reorganization.

The Acquiring Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Acquiring Fund.  The agreements provide for periodic payments by the Acquiring Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.

The Target Funds, on behalf of the Class R shares of each Target Fund, have adopted a Shareholder Services Plan (the “Plan”).  Under the Plan, the Westport Funds may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges, and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions, and providing other services as requested by shareholders.  For these services, each Target Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship.  In addition, the Target Funds receive certain transfer agency services (sub-transfer agent expenses) from various shareholder servicing agents for Class R and Class I shares not otherwise provided by the Target Funds’ transfer agent.  These arrangements have been approved by the Board of Trustees of The Westport Funds.

5.        Capital Shares

The combined pro forma net asset values per share assume that the issuance of Acquiring Fund shares to each of the Target Fund’s shareholders would have occurred at April 30, 2016, in connection with the proposed reorganization. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at April 30, 2016:

	Hennessy Cornerstone Mid Cap 30 Fund	Westport Fund	Westport Select Cap Fund	Pro Forma Adjustments	Hennessy Cornerstone Mid Cap 30 Fund Pro Forma Combined
Investor Class
Shares Outstanding	38,299,840	N/A	N/A	-	38,299,840
Class R
Shares Outstanding	N/A	11,101,857	7,246,157	(18,348,014)	-
Class I
Shares Outstanding	N/A	3,677,702	6,627,591	(10,305,293)	-
Institutional Class
Shares Outstanding	22,975,060	N/A	N/A	34,148,628	57,123,688

6.        Merger Costs

All costs associated with the reorganization, other than expenses related to any portfolio realignment, will be paid by the Advisor and Westport.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E12093-TBD                           KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

		For	Against	Abstain
1.	To approve the reorganization of the Westport Fund into the Hennessy Cornerstone Mid Cap 30 Fund pursuant to the Agreement and Plan of Reorganization.	☐	☐	☐

2.
If necessary, to approve adjourning the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Agreement and Plan of Reorganization.
		☐	☐	☐

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Trustees and the Board of Trustees recommends that you vote FOR the Proposals. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

E12094-TBD

THE WESTPORT FUND

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE WESTPORT FUND

The undersigned shareholder of the Westport Fund (the "Fund") a series of The Westport Funds, hereby appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on September 19, 2016 at 11:00 a.m. local time, in the offices of The Westport Funds at 253 Riverside Avenue, Westport, CT 06880, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E12095-TBD                           KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

		For	Against	Abstain
1.	To approve the reorganization of the Westport Select Cap Fund into the Hennessy Cornerstone Mid Cap 30 Fund pursuant to the Agreement and Plan of Reorganization.	☐	☐	☐

2.	If necessary, to approve adjourning the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Agreement and Plan of Reorganization.	☐	☐	☐

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Trustees and the Board of Trustees recommends that you vote FOR the Proposals. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
E12096-TBD

THE WESTPORT SELECT CAP FUND

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE WESTPORT SELECT CAP FUND

The undersigned shareholder of the Westport Select Cap Fund (the "Fund") a series of The Westport Funds, hereby appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on September 19, 2016 at 11:00 a.m. local time, in the offices of The Westport Funds at 253 Riverside Avenue, Westport, CT 06880, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.